                                                                    EXHIBIT 10.1



                               PURCHASE AGREEMENT

                                  BY AND AMONG

                       WILLIAMS GAS PIPELINE COMPANY, LLC

                                   AS SELLER,

                          THE WILLIAMS COMPANIES, INC.

           (SOLELY WITH RESPECT TO ITS OBLIGATIONS UNDER SECTION 4.10)

                                       AND

                          LOEWS PIPELINE HOLDING CORP.,

                                    AS BUYER,

                          FOR THE PURCHASE AND SALE OF

                              ALL THE CAPITAL STOCK

                                       OF

                       TEXAS GAS TRANSMISSION CORPORATION,

                             A DELAWARE CORPORATION

                                   DATED AS OF

                                 APRIL 11, 2003

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                                TABLE OF CONTENTS

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ARTICLE I. SALE AND PURCHASE.............................................................................    1

   SECTION 1.1. Agreement to Sell and to Purchase; Closing...............................................    1
   SECTION 1.2. Purchase Price; Payment of Estimated Purchase Price at Closing...........................    2
   SECTION 1.3. Adjustment to Purchase Price.............................................................    2

ARTICLE II. REPRESENTATIONS AND WARRANTIES OF SELLER.....................................................    5

   SECTION 2.1. Corporate Organization...................................................................    5
   SECTION 2.2. Capitalization; Title....................................................................    5
   SECTION 2.3. Subsidiaries and Equity Interests........................................................    5
   SECTION 2.4. Validity of Agreement; Authorization.....................................................    6
   SECTION 2.5. No Conflict or Violation.................................................................    6
   SECTION 2.6. Consents and Approvals...................................................................    6
   SECTION 2.7. Financial Statements.....................................................................    6
   SECTION 2.8. Absence of Certain Changes or Events.....................................................    7
   SECTION 2.9. Tax Matters..............................................................................    7
   SECTION 2.10. Absence of Undisclosed Liabilities......................................................    9
   SECTION 2.11. Real Property...........................................................................    9
   SECTION 2.12. Intellectual Property and Computer Hardware.............................................   10
   SECTION 2.13. Licenses, Permits and Governmental Approvals............................................   10
   SECTION 2.14. Compliance with Law.....................................................................   11
   SECTION 2.15. Litigation..............................................................................   11
   SECTION 2.16. Contracts...............................................................................   11
   SECTION 2.17. Brokers.................................................................................   12
   SECTION 2.18. Employee Plans..........................................................................   13
   SECTION 2.19. Insurance...............................................................................   16
   SECTION 2.20. Environmental; Health and Safety Matters................................................   16
   SECTION 2.21. Regulatory Matters......................................................................   17
   SECTION 2.22. Customers...............................................................................   18
   SECTION 2.23. No Other Representations................................................................   18

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF BUYER.....................................................   18

   SECTION 3.1. Corporate Organization...................................................................   18
   SECTION 3.2. Validity of Agreement....................................................................   18
   SECTION 3.3. No Conflict or Violation; No Defaults....................................................   19
   SECTION 3.4. Consents and Approvals...................................................................   19
   SECTION 3.5. Financial Ability........................................................................   19
   SECTION 3.6. Brokers..................................................................................   19
   SECTION 3.7. Independent Investigation................................................................   19
   SECTION 3.8. Investment Intent; Investment Experience; Restricted Securities..........................   20

ARTICLE IV. COVENANTS....................................................................................   20

   SECTION 4.1. Certain Changes and Conduct of Business..................................................   20
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                               Table of Contents

                                  (Continued)

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   SECTION 4.2. Access to Properties and Records.........................................................   22
   SECTION 4.3. Employee Matters.........................................................................   23
   SECTION 4.4. Consents and Approvals...................................................................   28
   SECTION 4.5. Further Assurances.......................................................................   28
   SECTION 4.6. Reasonable Efforts.......................................................................   29
   SECTION 4.7. Disclosure Schedule Updates..............................................................   29
   SECTION 4.8. Confidential Information.................................................................   29
   SECTION 4.9. Negotiations.............................................................................   30
   SECTION 4.10. Tax Covenants and Indemnity.............................................................   30
   SECTION 4.11. Insurance, Bonds and Collateral.........................................................   33
   SECTION 4.12. Information Technology..................................................................   34
   SECTION 4.13. Software License........................................................................   35
   SECTION 4.14. Non-software Copyright License..........................................................   36
   SECTION 4.15. Transitional Trademark License..........................................................   36
   SECTION 4.16. Reporting Cooperation...................................................................   37
   SECTION 4.17. Termination of Certain Related Party Contracts..........................................   37
   SECTION 4.18. Other Matters...........................................................................   38
   SECTION 4.19. Guaranties..............................................................................   38
   SECTION 4.20. Company Officers and Directors..........................................................   38
   SECTION 4.21. Work Protocol...........................................................................   38

ARTICLE V. CONDITIONS TO OBLIGATIONS OF BUYER............................................................   39

   SECTION 5.1. Receipt of Documents.....................................................................   39
   SECTION 5.2. Representations and Warranties of Seller.................................................   39
   SECTION 5.3. Performance of Seller's Obligations......................................................   40
   SECTION 5.4. Consents and Approvals...................................................................   40
   SECTION 5.5. No Violation of Orders...................................................................   40
   SECTION 5.6. Transition Services Agreement............................................................   40

ARTICLE VI. CONDITIONS TO OBLIGATIONS OF SELLER..........................................................   40

   SECTION 6.1. Representations and Warranties of Buyer..................................................   40
   SECTION 6.2. Performance of Buyer's Obligations.......................................................   41
   SECTION 6.3. Consents and Approvals...................................................................   41
   SECTION 6.4. No Violation of Orders...................................................................   41
   SECTION 6.5. Purchase Price...........................................................................   41
   SECTION 6.6. Opinion of Buyer's Counsel...............................................................   41

ARTICLE VII. TERMINATION AND ABANDONMENT.................................................................   42

   SECTION 7.1. Methods of Termination; Upset Date.......................................................   42
   SECTION 7.2. Procedure Upon Termination...............................................................   42

ARTICLE VIII. SURVIVAL; INDEMNIFICATION..................................................................   43

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                               Table of Contents

                                  (Continued)

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   SECTION 8.1. Survival.................................................................................   43
   SECTION 8.2. Indemnification Coverage.................................................................   43
   SECTION 8.3. Procedures...............................................................................   45
   SECTION 8.4. Waiver of Consequential, Etc. Damages....................................................   47
   SECTION 8.5. Compliance with Express Negligence Rule..................................................   47
   SECTION 8.6. Liquidated Damages.......................................................................   47
   SECTION 8.7. Remedy...................................................................................   47
   SECTION 8.8. Tax Treatment of Indemnity Payments......................................................   48
   SECTION 8.9. Litigation Assistance....................................................................   48

ARTICLE IX. MISCELLANEOUS PROVISIONS.....................................................................   48

   SECTION 9.1. Publicity................................................................................   48
   SECTION 9.2. Successors and Assigns; No Third-Party Beneficiaries.....................................   48
   SECTION 9.3. Investment Bankers, Financial Advisors, Brokers and Finders..............................   48
   SECTION 9.4. Fees and Expenses........................................................................   49
   SECTION 9.5. Notices..................................................................................   49
   SECTION 9.6. Entire Agreement.........................................................................   50
   SECTION 9.7. Waivers and Amendments...................................................................   50
   SECTION 9.8. Severability.............................................................................   51
   SECTION 9.9. Titles and Headings......................................................................   51
   SECTION 9.10. Signatures and Counterparts.............................................................   51
   SECTION 9.11. Enforcement of the Agreement............................................................   51
   SECTION 9.12. Governing Law...........................................................................   51
   SECTION 9.13. Disclaimer of Warranties................................................................   51
   SECTION 9.14. [Intentionally Omitted].................................................................   52
   SECTION 9.15. Bulk Sales or Transfer Laws.............................................................   52
   SECTION 9.16. Certain Definitions.....................................................................   53
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Exhibits

Exhibit 4.12         Transition Services Agreement
Exhibit 4.18         Assumption and Agreement
Exhibit 4.19(a)      Buyer's Guaranty
Exhibit 4.19(b)      Seller's Guaranty

Disclosure Schedules

Schedule 1.2              Description of Funded Debt
Schedule 1.3              Working Capital
Schedule 2.1              Corporate Organization
Schedule 2.3              Ownership Interests
Schedule 2.5              No Conflict or Violation
Schedule 2.6              Seller Consents and Approvals
Schedule 2.8              Absence of Certain Changes or Events
Schedule 2.9              Tax Matters
Schedule 2.10             Absence of Company Undisclosed Liabilities
Schedule 2.11(a)          Rights-of-Way
Schedule 2.11(b)          Property Restrictions
Schedule 2.12(a)          Intellectual Property
Schedule 2.12(a)(v)       Company and Seller Trademarks
Schedule 2.12(b)          Shared Computer Hardware
Schedule 2.13             Licenses, Permits and Governmental Approvals
Schedule 2.14             Compliance with Law
Schedule 2.15             Litigation
Schedule 2.16             Contracts
Schedule 2.17             Brokers - Seller
Schedule 2.18(a)          Employee Plans
Schedule 2.18(b)          Business Employees
Schedule 2.18(c)          Employee Plan Qualification
Schedule 2.18(d)          Union/Collective Bargaining Agreement Matters
Schedule 2.19             Insurance
Schedule 2.20             Environmental; Health and Safety Matters
Schedule 2.22             Customer List
Schedule 3.4              Buyer Consents and Approvals
Schedule 3.6              Brokers - Buyer
Schedule 4.1              Certain Changes and Conduct of Business
Schedule 4.1(a)(vii)      Budgeted Capital Expenditures
Schedule 4.11             Bonds, Letters of Credit and Cash Collateral
Schedule 4.17             Related Party Contracts
Schedule 8.2(v)           Retained Litigation
Schedule 8.2(vii)         Retained Contracts

                               PURCHASE AGREEMENT

                  THIS PURCHASE AGREEMENT (this "AGREEMENT") is made and entered into as of this 11th day of April, 2003, by and among WILLIAMS GAS PIPELINE COMPANY, LLC, a Delaware limited liability company ("SELLER"), THE WILLIAMS COMPANIES, INC., a Delaware corporation ("PARENT") (solely with respect to its obligations under Section 4.10 hereof), and LOEWS PIPELINE HOLDING CORP., a Delaware corporation ("BUYER").

                              W I T N E S S E T H:

                  WHEREAS, Seller owns 100% of the issued and outstanding capital stock (the "SHARES") of Texas Gas Transmission Corporation, a Delaware corporation (the "COMPANY"); and

                  WHEREAS, Parent owns 100% of the issued and outstanding limited liability company interests of Seller; and

                  WHEREAS, Buyer desires to purchase the Shares from Seller, and Seller desires to sell the Shares to Buyer, in each case upon the terms and subject to the conditions set forth in this Agreement;

                  NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the parties hereto hereby agree as follows:

                                   ARTICLE I.
                                SALE AND PURCHASE

                  SECTION 1.1. AGREEMENT TO SELL AND TO PURCHASE; CLOSING.

         (a) On the Closing Date (as hereinafter defined), and upon the terms and subject to the conditions set forth in this Agreement, Seller shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase and accept from Seller, all of the Shares, free and clear of any pledges, restrictions on transfer, proxies and voting or other agreements, liens, claims, charges, mortgages, security interests or other legal or equitable encumbrances, limitations or restrictions of any nature whatsoever other than as may be set forth in the Organizational Documents (as defined in Section 2.2) of the Company ("ENCUMBRANCES").

         (b) The closing of such sale and purchase (the "CLOSING") shall take place at 10:00 a.m. (Houston, Texas time) at the offices of Andrews & Kurth LLP in Houston, Texas (or at such other location as the parties hereto shall agree in writing) no later than five (5) business days after the satisfaction of the conditions to Closing contained in Articles V and VI (other than those conditions that by their nature are to be fulfilled at Closing), or at such other time and date as the parties hereto shall agree in writing (the "CLOSING DATE"). At the Closing, Seller shall deliver to Buyer the stock certificates representing the Shares duly endorsed in blank, or accompanied by stock powers duly executed in blank in form and substance reasonably acceptable to Buyer and Seller (the "STOCK TRANSFER"). In full consideration and exchange for the Shares, Buyer shall thereupon pay to Seller the Purchase Price as provided in
Section 1.2 at the times and in the manner described in Sections 1.2 and 1.3. Notwithstanding that the Purchase Price shall be subject to subsequent adjustment pursuant to Section 1.3, the delivery of the Estimated Purchase Price to Seller under Section 1.2(b) shall result in the full and final sale of the Shares.

                  SECTION 1.2. PURCHASE PRICE; PAYMENT OF ESTIMATED PURCHASE PRICE AT CLOSING.

         (a) The purchase price for the Shares (the "PURCHASE PRICE") shall be $795,000,000.00 as such amount is adjusted in accordance with Section 1.3. In addition, Buyer acknowledges that the Company has outstanding Funded Debt in the principal amount of $250,000,000.00 (as of December 31, 2002), as further described on Schedule 1.2, plus accrued and unpaid interest thereon.

         (b) On the Closing Date, Buyer shall deliver to Seller $795,000,000.00 as adjusted pursuant to subsection (c) below (the "ESTIMATED PURCHASE PRICE"). Payment to Seller shall be paid by wire transfer to Seller of immediately available funds made to a bank account in the United States of America designated in writing by Seller not less than three (3) business days before the Closing Date.

         (c) At the Closing, Seller shall deliver to Buyer a certificate setting forth its best estimate of the Working Capital as of the Closing Date based on the same procedures described in Section 1.3 for determining the Working Capital (the "ESTIMATED WORKING CAPITAL"). If Estimated Working Capital exceeds Working Capital on the Base Statement, then the amount to be paid to Seller at Closing under subsection (b) above shall be increased by the amount of such excess. If Working Capital on the Base Statement exceeds Estimated Working Capital, then the amount to be paid to Seller under subsection (b) above shall be decreased by the amount of such excess.

                  SECTION 1.3. ADJUSTMENT TO PURCHASE PRICE.

         (a) Schedule 1.3 sets forth the Working Capital of the Company as of December 31, 2002 (the "BASE STATEMENT") based on the Financial Statements and as such is determined in accordance with this Agreement. "WORKING CAPITAL" shall mean Current Assets less Current Liabilities. "CURRENT ASSETS" shall mean current assets of the Company as reflected in the consolidated financial statements of the Company as of the relevant date of determination. "CURRENT LIABILITIES" shall mean the current liabilities of the Company as reflected in the consolidated financial statements of the Company as of the relevant date of determination. Notwithstanding the foregoing, for purposes of calculating Working Capital, none of the following shall be included in Current Assets or Current Liabilities: (i) the current assets and current liabilities, if any, of the Retained Entities; (ii) assets or liabilities of the Company related to deferred Taxes or the payment of Taxes (including Taxes for which Seller is liable under Section 4.10); (iii) the current portion of any principal payment obligation of Funded Debt; (iv) assets related to prepaid insurance; (v) intercompany receivables or intercompany payables (that is, receivables from or payables to Seller or any of its Affiliates (other than the Company)); (vi) any current assets or current liabilities related to the matters being retained by the Seller under Section 8.2(a)(iv), Section 8.2(a)(v), and Section 8.2(a)(vi);
(vii) transportation and exchange gas receivables and payables, storage gas receivables and payables, costs recoverable from customers and gas stored underground; (viii) any reversal of current liability reserves or reversals of current assets reserves, including contra-assets accounts for current assets (including

                                       2

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allowances for doubtful accounts); (ix) any current liabilities relating to checks that have been issued but have not yet cleared the bank accounts; (x) any changes to current assets and current liabilities resulting from a reclassification of any assets and liabilities included in the Financial Statements; or (xi) any changes to current assets or current liabilities resulting from the accrual of liability in respect of FAS 112 long term disability to the extent relating to the salary component. Within 60 days following the Closing Date, Buyer shall prepare and deliver to Seller a statement (the "CLOSING STATEMENT"), which shall set forth in reasonable detail
(A) the amount of Working Capital of the Company as of the Closing Date based upon a detailed balance sheet prepared as of the Closing Date on a basis consistent with the balance sheet included in the Base Statement; (B) a copy of such Closing Date balance sheet and (C) a calculation of the adjustment to the Purchase Price that is payable based upon the difference between the Estimated Working Capital (as defined in Section 1.2(c)) and the Working Capital in the Closing Statement. Seller agrees, at no cost to Buyer, to give Buyer and its authorized representatives reasonable access (provided that in their sole discretion Seller or its representatives may accompany Buyer and its representatives) to such employees, officers and other facilities and such books and records of Seller as are reasonably necessary to allow Buyer and its authorized representatives to prepare the Closing Statement. The Base Statement shall be prepared in accordance with GAAP (as defined in Section 2.7) and on a basis consistent with the Financial Statements using the same accounting methods, policies, practices, procedures and adjustments as were used in the preparation of the Financial Statements (except as set forth in this Section 1.3 and in Schedule 1.3). The Closing Statement shall be prepared in accordance with GAAP and on a basis consistent with the Financial Statements, using the same accounting methods, policies, practices, procedures and adjustments as were used in the preparation of the Base Statement, except that Current Liabilities in the Closing Statement shall include as a liability the amount, if any, by which the accrual of liability (whether current or long term) in respect of FAS 112 long term disability to the extent relating to the salary component exceeds $2,500,000.00.

         (b) Following its receipt from Buyer of the Closing Statement, Seller shall have 30 days to review the Closing Statement and to inform Buyer in writing of any disagreement which it may have with the Closing Statement, which objection (i) shall specify in reasonable detail Seller's disagreement with the Closing Statement and (ii) shall include a detailed adjusted balance sheet prepared as of the Closing Date reflecting the adjustments and changes requested by Seller (the "OBJECTION"). Buyer agrees, at no cost to Seller, to give Seller and its authorized representatives reasonable access to such employees, officers and other facilities and such books and records of the Company as are reasonably necessary to allow Seller and its authorized representatives to review and confirm the Closing Statement prepared by Buyer. If Buyer does not receive the Objection within such 30-day period, the amount of Working Capital set forth on the Closing Statement delivered pursuant to Section 1.3(a) shall be deemed to have been accepted by Seller and shall become binding upon Seller. If Seller does timely deliver an Objection to Buyer, Buyer shall then have 10 days from the date of receipt of such Objection (the "REVIEW PERIOD") to review and respond to the Objection. Buyer and Seller shall attempt in good faith to resolve any disagreements with respect to the determination of Working Capital of the Company as of the Closing Date or the amount of the adjustment to the Purchase Price. If they are unable to resolve all of their disagreements with respect to the determination of Working Capital of the Company as of the Closing Date or the amount of the adjustment to the Purchase Price within 10 days following the expiration of Buyer's Review Period, they may refer, at the

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option of either Buyer or Seller, their differences to PriceWaterhouseCoopers,
L.L.C., or if PriceWaterhouseCoopers, L.L.C. declines to accept such engagement, a nationally recognized firm of independent public accountants selected jointly by Buyer and Seller, who shall determine only with respect to the differences so submitted, whether and to what extent, if any, the amount of Working Capital of the Company as of the Closing Date set forth in the Closing Statement requires adjustment. If Buyer and Seller are unable to so select the independent public accountants within five days of PriceWaterhouseCoopers, L.L.C. declining to accept such engagement, either Buyer or Seller may thereafter request that the CPR Institute for Dispute Resolution make such selection (as applicable, PriceWaterhouseCoopers, L.L.C., the firm selected by Buyer and Seller or the firm selected by the CPR Institute for Dispute Resolution is referred to as the "CPA FIRM"). Buyer and Seller shall direct the CPA Firm to use its reasonable best efforts to render its determination within 30 days after the issue is first submitted to the CPA Firm. The CPA Firm's determination shall be conclusive and binding upon Buyer and Seller. The fees and disbursements of the CPA Firm shall be shared equally by Buyer and Seller. Buyer and Seller shall make readily available to the CPA Firm all relevant books and records relating to the Closing Statement and all other items reasonably requested by the CPA Firm. The Closing Statement as agreed to by Buyer and Seller or as determined by the CPA Firm shall be referred to as the "FINAL CLOSING STATEMENT."

         (c) If Working Capital on the Final Closing Statement exceeds Estimated Working Capital, then Buyer shall pay to Seller in cash the amount of such excess. If Estimated Working Capital exceeds Working Capital on the Final Closing Statement, then Seller shall pay to Buyer in cash the amount of such excess. All amounts payable under this Section 1.3(c) shall be paid within three business days of the determination of the Final Closing Statement by wire transfer of immediately available funds to a bank account in the United States of America designated in writing by the recipient not less than one business day before such payment.

         (d) Seller and Buyer hereby agree that, on or before the Closing Date, Seller shall take all such actions as may be necessary or appropriate to pay in full, offset, dividend or distribute to the Seller or its Affiliates or otherwise to cancel without payment, all intercompany accounts (whether classified as short-term or long term accounts) between the Company, on the one hand, and Seller and any Person which, as of the date of this Agreement, is or, prior to Closing, becomes an Affiliate of Seller (other than the Company), on the other hand, other than amounts due under the contract described in Item 2 of
Schedule 2.16(e); provided, however, that Buyer may, on or prior to May 1, 2003, notify Seller that Buyer shall assume from Seller, as of the Closing Date, Seller's obligations to Company that are reflected in the outstanding balance as of the Closing Date of "Advances to Affiliates" shown in the Closing Statement pursuant to the Intercompany Note Agreement described on Schedule 2.16(c). Any assumption of liabilities by Buyer under the previous sentence shall be implemented by an assignment and assumption agreement reasonably acceptable to Seller. Seller shall be responsible for all checks issued in connection with the Company prior to the Closing Date but that have not cleared as of the Closing Date.

                                   ARTICLE II.
                    REPRESENTATIONS AND WARRANTIES OF SELLER

                  As of the date hereof, Seller hereby represents and warrants to Buyer as follows:

                  SECTION 2.1. CORPORATE ORGANIZATION.

         The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. Seller is a limited liability company, duly formed, validly existing and in good standing under the laws of the state of Delaware. The Company has all requisite power and authority and all governmental licenses, authorizations, permits, consents and approvals to own its properties and assets and to conduct its business as now conducted, except where the failure to have such licenses, authorizations, permits, consents and approvals would not have a Material Adverse Effect (as defined in Section 9.16). The Company is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where the character of the properties owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not individually or in the aggregate be reasonably likely to have a Material Adverse Effect. Schedule 2.1 sets forth all of the jurisdictions in which the Company is qualified to do business.

                  SECTION 2.2. CAPITALIZATION; TITLE.

         All of the outstanding Shares of the Company are owned of record and beneficially by Seller. All of the Shares have been validly issued and are fully paid and nonassessable. Except for this Agreement, there are no outstanding options, warrants, agreements, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire the Shares. There are no voting trusts or other agreements or understandings to which Seller or the Company is a party with respect to the voting of the Shares. There is no indebtedness of the Company having general voting rights issued and outstanding. Except for this Agreement, there are no outstanding obligations of any Person to repurchase, redeem or otherwise acquire outstanding Shares or any securities convertible into or exchangeable for any Shares. Seller has valid and marketable title to the Shares free and clear of any Encumbrances. True and correct copies of the Organizational Documents (defined below) of the Company with all amendments thereto to the date hereof, have been made available by Seller to the Buyer or its representatives. "ORGANIZATIONAL DOCUMENTS" shall mean certificates of incorporation, by-laws, certificates of formation, limited liability company operating agreements, partnership or limited partnership agreements or other formation or governing documents of a particular entity.

                  SECTION 2.3. SUBSIDIARIES AND EQUITY INTERESTS.

         TGT Sub and the LLC are the only subsidiaries, direct or indirect, of the Company, and except for the ownership interests in the Retained Entities and as provided in Schedule 2.3, the Company does not own, directly or indirectly, any shares of capital stock, voting rights or other equity interests or investments in any other Person. The Company is not subject to any obligation or requirement to make any investment (in the form of a loan, capital contribution or similar payment) to or in any other Person, except as provided in Schedule
2.3. The Company
does not have any rights to acquire by any means, directly or indirectly, any capital stock, voting rights, equity interests or investments in another Person.

                  SECTION 2.4. VALIDITY OF AGREEMENT; AUTHORIZATION.

         Each of Seller and Parent has the power to enter into this Agreement and the Transaction Documents (as defined herein) to which such Person is a party and to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Transaction Documents to which Seller or Parent is a party and the performance by Seller or Parent of its obligations hereunder and thereunder have been duly authorized by the Board of Directors of Parent and the Management Committee of Seller, and no other proceedings on the part of Seller or Parent are necessary to authorize such execution, delivery and performance. This Agreement and the Transaction Documents to which Seller or Parent is a party have been duly executed by such Person and constitute such Person's valid and binding obligation enforceable against such Person in accordance with their terms (except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar law affecting the enforcement of creditors' rights generally or by general equitable principles).

                  SECTION 2.5. NO CONFLICT OR VIOLATION.

         Except as set forth on Schedule 2.5, the execution, delivery and performance by Seller and Parent of this Agreement and the Transaction Documents to which Seller or Parent is a party does not and will not: (a) violate or conflict with any provision of the Organizational Documents of Seller or Parent;
(b) violate any applicable provision of law, statute, judgment, order, writ, injunction, decree, award, rule, or regulation of any foreign, federal, tribal, state or local government, court, arbitrator, agency or commission or other governmental or regulatory body or authority ("GOVERNMENTAL AUTHORITY"); (c) violate, result in a breach of, constitute (with due notice or lapse of time or both) a default or cause any obligation, penalty or premium to arise or accrue under any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Seller, Parent or the Company is a party or by which either of them is bound or to which any of their respective properties or assets is subject; (d) result in the creation or imposition of any Encumbrance upon any of the properties or assets of the Company; or (e) result in the cancellation, modification, revocation or suspension of any License (as defined in Section 2.13) of the Company, except in the cases of clauses (b) - (e) above as would not be reasonably likely to have a Material Adverse Effect.

                  SECTION 2.6. CONSENTS AND APPROVALS.

         Except as disclosed on Schedule 2.6, no material consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority or any other Person (on the part of Seller or the Company), is required as a condition to the execution and delivery of this Agreement and the Transaction Documents to which either of them is a party or the performance of their respective obligations hereunder or thereunder.

                  SECTION 2.7. FINANCIAL STATEMENTS.

         (a) Seller has heretofore furnished to Buyer copies of the audited consolidated financial statements of the Company as of December 31, 2002 and the notes thereto (the "FINANCIAL

STATEMENTS"). The Financial Statements were prepared from the books and records of the Company in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby ("GAAP"). The Financial Statements present fairly in all material respects the consolidated financial position, results of operations and cash flows of the Company as of such dates and for the periods then ended.

         (b) The Company has filed all required forms, reports and documents, and amendments thereto, with the SEC since January 1, 2001 (the "SEC REPORTS"), each of which complied in all material aspects with all applicable requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), each as in effect on the dates such forms, reports, and documents, and amendments thereto were filed. None of the SEC Reports, including without limitation, any financial statements or schedules included or incorporated by reference therein, contained, when filed, any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company included in the SEC Reports complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect on the dates such SEC Reports were filed, and fairly present, in all material respects and in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and their consolidated results of operations and statements of cash flows for the periods then ended (subject, in the case of the unaudited interim financial statements, to normal year end adjustments consistent with prior periods).

                  SECTION 2.8. ABSENCE OF CERTAIN CHANGES OR EVENTS.

         Except as set forth in Schedule 2.8 and except for the intercompany receivables or payables that may be paid, cancelled or offset prior to Closing as contemplated in Section 1.3(d) hereof, since December 31, 2002, the business of the Company has been conducted in the ordinary course consistent with past practices and the Company has not taken any of the actions described in Section 4.1(a), except in connection with entering into this Agreement. Since December 31, 2002, there has not been any event or condition that has had or is reasonably likely to have a Material Adverse Effect, except as disclosed in
Schedule 2.8.

                  SECTION 2.9. TAX MATTERS.

         (a) For purposes of this Agreement, "TAX RETURNS" shall mean returns, reports, declarations, forms, claims for refund, exhibits, schedules, information statements and other documentation (including any additional or supporting material) filed or maintained, or required to be filed or maintained, in connection with the calculation, determination, assessment or collection of any Tax (defined below), whether or not any Tax is actually imposed, and shall include any amended returns, whether or not required as a result of examination adjustments made by the Internal Revenue Service ("IRS") or other Tax authority. For purposes of this Agreement, "TAX" or "TAXES" shall mean any and all federal, state, local, foreign and other taxes, levies, fees, imposts and duties of whatever kind (including any interest, penalties or additions to the tax imposed in connection therewith or with respect thereto), including, without limitation, taxes imposed on, or measured by, income, franchise, profits or gross receipts, and also ad valorem, value added, sales, use, service, real or personal property, capital stock, license, payroll, withholding, employment, social security, workers' compensation, unemployment compensation, utility, severance, production, excise, stamp, occupation, premium, windfall profits, transfer, environmental, alternative or add-on minimum and gains taxes and customs duties.

         (b) Except as disclosed on Schedule 2.9, (i) the Company has filed (or joined in the filing of) when due all Tax Returns required by applicable law to be filed with respect to the Company other than those Tax Returns the failure of which to file would not have a Material Adverse Effect; (ii) all such Tax Returns were true, correct and complete in all material respects as of the time of such filing; (iii) all material Taxes owed by the Company (whether or not shown on any Tax Return) if required to have been paid, have been timely paid in full (except for Taxes which are being contested in good faith in appropriate proceedings); (iv) any material liability of the Company for Taxes not yet due and payable, or which are being contested in good faith in appropriate proceedings, has been fully provided for on the financial statements of the Company; (v) there is no action, suit, proceeding, investigation, audit or claim now pending against, or with respect to, the Company in respect of any material Tax or Tax assessment, nor is any claim for additional material Tax or Tax assessment asserted in writing by any Tax authority; (vi) since January 1, 1999, no written claim has been made by any Tax authority in a jurisdiction where the Company does not currently file a Tax Return that it is or may be subject to Tax by such jurisdiction, nor to Seller's Knowledge has any such assertion been threatened in writing; (vii) the Company has no outstanding request for any extension of time within which to pay its Taxes or file its Tax Returns; (viii) there has been no waiver or extension of any applicable statute of limitations for the assessment or collection of any Taxes of the Company; (ix) Seller and the LLC have at all times since their inception been treated as disregarded entities of Parent and the Company, respectively, for federal income tax purposes; (x) neither Parent nor Seller is a "foreign person" within the meaning of Section 1445 of the United States Internal Revenue Code of 1986, as amended (the "CODE"); (xi) the Company is not a party to any Tax sharing or other agreement, whether written or unwritten, providing for the payment of Taxes, payment for Tax losses, entitlements to refunds or similar Tax matters; (xii) the Company has withheld and paid all material Taxes required to be withheld and paid by the Company; (xiii) there are no liens for Taxes upon the Shares or any assets of the Company except for Taxes not yet due and payable; (xiv) no property of the Company is subject to the provisions of former Section 168(f)(8) of the Code; (xv) the Company has not made, is not obligated to make and is not a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Section 162(m) of the Code (or any corresponding provision of state, local or foreign law) or that would constitute an "excess parachute payment" under Section 280G of the Code (or any corresponding provisions of state, local or foreign law) without regard to whether such payment is reasonable compensation for personal services performed or to be performed in the future; (xvi) the Company has never been a member of an affiliated group filing a consolidated federal income Tax Return other than a group the common parent of which was Parent, and Parent is eligible to make the
Section 338(h)(10) Election (as defined in Section 4.10(e)); (xvii) the Company will not be required to include any item of income in, or exclude any item of deduction or loss from, taxable income for any taxable period or portion thereof beginning on or after the Closing Date as a result of (A) a change in method of accounting for a taxable period beginning on or before the Closing Date, (B) any "closing agreement", as described in Section 7121 of the Code (or any corresponding provision of state, local or foreign law) executed on or before the Closing Date, (C) any sale reported on the installment or open transaction method where such sale occurred on or prior to the Closing Date, (D) any prepaid amount received on or prior to the Closing Date, or (E) any intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or similar provisions of state, local or foreign law); (xviii) the Company has not filed a consent under Section 341(f) of the Code; and (xix) Schedule 2.9 lists all income Tax Returns filed with respect to the Company for tax periods ending after December 31, 1998 and indicates those income Tax Returns that have been audited or which are currently under audit.

         (c) Except for the representations and warranties in Section 2.18, the only representations and warranties given in respect of Tax matters are those contained in this Section 2.9 and none of the other representations and warranties herein shall be deemed to constitute, directly or indirectly, a representation and warranty in respect of Tax matters.

                  SECTION 2.10. ABSENCE OF UNDISCLOSED LIABILITIES.

                  Except as disclosed on Schedule 2.10, none of the Company, TGT Sub or the LLC has any material indebtedness, material obligation or material liability of any kind (whether known or unknown, accrued, absolute, contingent or otherwise), which is not shown or provided for on the consolidated balance sheet of the Company included in the Financial Statements other than liabilities incurred or accrued in the ordinary course of business (including liens of current taxes and assessments not in default) since December 31, 2002.

                  SECTION 2.11. REAL PROPERTY.

         (a) Except as disclosed on Schedule 2.11(a) and except for Permitted
Encumbrances:

                  (i) the Company owns valid and defensible fee title to, or holds a valid leasehold interest in, or a right-of-way or easement through (collectively, the "RIGHTS-OF-WAY"), all real property ("REAL PROPERTY") used or necessary for the conduct of its business as it is presently conducted; and

                  (ii) except for the Rights-of-Way and Real Property that are subject to clause (i), the Company has good and valid title to, or a valid leasehold interest in, all of the other material tangible assets and properties which it owns or leases.

         (b) All Real Property and Rights-of-Way and such other material assets and properties owned or leased by the Company are owned or leased free and clear of all Encumbrances, except for, in each case, (i) Encumbrances set forth on
Schedule 2.11(b), (ii) liens for current Taxes not yet due and payable or for Taxes the validity of which is being contested in good faith, (iii) Encumbrances which will be discharged on or prior to the Closing Date, (v) written agreements, laws, ordinances and regulations affecting building use and occupancy or reservations of interest in title (collectively, "PROPERTY RESTRICTIONS") imposed or promulgated by law or any Governmental Authority with respect to Real Property, including zoning regulations, provided they do not materially adversely affect the current use of the applicable Real Property, (v) mechanics', carriers', workmen's and repairmen's liens and other similar liens, charges, and claims arising or incurred in the ordinary course of business relating to obligations as to which there is no default on the part of the Company or the validity of which are being contested in good faith by the Company, and (vi) Encumbrances, Property Restrictions, and Rights-of-Way that, individually and in the aggregate, do not materially detract from the value or materially interfere with the present use of the asset subject thereto (clauses (i) through (vi) above referred to collectively as "PERMITTED ENCUMBRANCES").

                  SECTION 2.12. INTELLECTUAL PROPERTY AND COMPUTER HARDWARE.

         (a) Except as set forth in Schedule 2.12(a),

                  (i) Schedule 2.12(a) sets forth a complete and accurate list of all material Intellectual Property owned or used by the Company or by third parties on behalf of the Company in connection with its business. Except as set forth on Schedule 2.12(a), the Company owns all right, title and interest in and to, or has a valid and enforceable license or other right to use, in all material respects, all material Intellectual Property used by the Company in connection with its business, which represents all material Intellectual Property rights necessary for the Company to conduct its business as presently conducted;

                  (ii) to Seller's Knowledge, the Intellectual Property owned or used by the Company does not infringe upon the rights of any third party;

                  (iii) neither Seller nor any of its Affiliates (including the Company) has received any written notice or written claim challenging or questioning the validity or effectiveness of the Company's rights to any of the material Intellectual Property used by the Company in the conduct of its business;

                  (iv) the Company is not liable to any Person for any royalty or other compensation for any of the Intellectual Property used by the Company or by third parties on behalf of the Company in the conduct of its business; and

                  (v) Schedule 2.12(a)(v) sets forth a complete and accurate list of all material trademarks, material service marks and material trade names used exclusively by the Company; Schedule 2.12(a)(v) also sets forth a complete and accurate list of the trademarks, service marks and trade names owned by Seller or any of its Affiliates (other than the Company) that are used by the Company in the conduct of its business (collectively "SELLER'S MARKS").

         (b) Computer hardware that is shared between other subsidiaries and the Company, and which is not owned by the Company, is not included in the transaction contemplated under this Agreement. A listing of such hardware, any related Software and the owner thereof, is identified in Schedule 2.12(b). None of the items listed in Schedule 2.12(b) is included as an asset in the balance sheet constituting a part of the Financial Statements.

                  SECTION 2.13. LICENSES, PERMITS AND GOVERNMENTAL APPROVALS.

         Except as set forth on Schedule 2.13, the Company has all material licenses, material permits, material certificates, material franchises, material authorizations and material approvals required to be issued or granted to the Company by any Governmental Authority necessary for the conduct of its business as currently conducted (each a "LICENSE" and, collectively, the "LICENSES"). Each such License has been issued to, and duly obtained and fully paid for by, the holder thereof and, in all material respects, is valid, in full force and effect. As used in this Section 2.13, the term License does not include any matters with respect to Intellectual Property, which are subject to Section 2.12, or any Environmental Permits, which are subject to Section 2.20(a)(iv).

                  SECTION 2.14. COMPLIANCE WITH LAW.

         Except as relates to Tax matters (which are provided for in Section 2.9), or environmental (which are provided for in Section 2.20) and except as set forth on Schedule 2.14, since January 1, 2001, the operations of the Company have been conducted in material compliance with all applicable laws, regulations, orders and other requirements of all Governmental Authorities having jurisdiction over the Company and its assets, properties and operations. Neither Seller nor the Company has received written notice of any material violation of any such law, license, regulation, order or other legal requirement, or is in material default with respect to any order, writ, judgment, award, injunction or decree of any Governmental Authority, applicable to the Company or any of its assets, properties or operations.

                  SECTION 2.15. LITIGATION.

         (a) Except as set forth on Schedule 2.15,

                  (i) there are no Legal Proceedings (defined below) pending or, to the Knowledge of Seller, threatened against or involving the Company,

                  (ii) there are no Legal Proceedings pending or, to the Knowledge of Seller, threatened against or involving the Seller that, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect or materially impair or delay the ability of Seller to perform its obligations under this Agreement or consummate the transactions contemplated by this Agreement, and

                  (iii) there is no order, judgment, injunction or decree of any Governmental Authority outstanding against Seller or the Company that, individually or in the aggregate, would have a Material Adverse Effect or materially impair or delay the ability of Seller to perform its obligations under this Agreement or consummate the transactions contemplated by this Agreement.

         (b) "LEGAL PROCEEDING" shall mean any judicial, administrative or arbitral actions, suits, proceedings (public or private), or governmental proceedings before any Governmental Authority but shall not include any such actions, suits or proceedings that are subject to Section 2.20(a)(iii).

                  SECTION 2.16. CONTRACTS.

         Schedule 2.16 sets forth (subject to the dollar amount limitations of clauses (a) or (b) below) a true and complete list of the following contracts, agreements, instruments and commitments to which the Company is a party or otherwise relating to or affecting any of its assets, properties or operations, whether written or oral:

         (a) contracts which require or could require future payments by the Company in excess of $100,000.00 per year;

         (b) contracts which require or could require future payments to the Company of amounts greater than $250,000.00 but excluding all interruptible transportation agreements of the Company;

         (c) loan agreements, letters of credit, repurchase agreements, mortgages, security agreements, guarantees, pledge agreements, trust indentures and promissory notes and similar documents relating to the borrowing of money or for lines of credit for which the Company has or could have any obligations or liability after the Closing;

         (d) contracts that cannot be cancelled or terminated by the Company on 12 months' prior notice or less, but excluding all pipeline transportation contracts and contracts and agreements relating to the Company's Real Property or Rights-of-Way;

         (e) contracts which are with an Affiliate of the Seller (the "AFFILIATE CONTRACTS"); and

         (f) partnership or joint venture or non-compete agreements ((a) - (f) collectively, "MATERIAL CONTRACTS");

         Each Material Contract is, in all material respects, (i) valid, binding and enforceable against the Company and, to Seller's Knowledge, each of the other parties thereto in accordance with its terms and (ii) in full force and effect on the date hereof. The Company and, to Seller's Knowledge, the other party or parties to any Material Contract have performed in all material respects all obligations required to be performed by them under, and are not in material default or material breach of in respect of, any Material Contract, and no event has occurred which, with due notice or lapse of time or both, would constitute such a material default or material breach. The Company has not, and to Seller's Knowledge, the other party or parties to any Material Contract have not, terminated, canceled, modified or waived any material term or condition of any Material Contract. Seller has made available to Buyer or its representatives true and complete originals or copies of all the Material Contracts (other than Material Contracts that are subject to a confidentiality agreement, the material terms of which have been described to Buyer) and a copy of every default notice received by Seller, the Company or any of their Affiliates during the past one year with respect to any of the Material Contracts. Other than the List C Contracts (as defined in Section 9.16), there are no contracts, agreements, instruments or commitments that are subject to the Agency Agreement, dated as of May 1, 1995, between the Company and Williams Energy Services Company, as amended.

                  SECTION 2.17. BROKERS.

         Except as disclosed on Schedule 2.17, Seller has not employed the services of an investment banker, financial advisor, broker or finder in connection with this Agreement or any of the transactions contemplated hereby.

                  SECTION 2.18. EMPLOYEE PLANS.

         (a) Except as disclosed on Schedule 2.18(a), none of Seller, the Company, or any of their Affiliates, sponsors or maintains, any "employee benefit plan," as defined under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any other bonus, pension, stock option, stock purchase, stock appreciation right, equity incentive, welfare, profit-sharing, retirement, disability, vacation, severance, hospitalization, insurance, incentive, deferred compensation, compensation, fringe benefit, excess benefit plan, top-hat plan, rabbi trust, secular trust, nonqualified annuity contract, golden parachute payment (including all frozen plans and terminated plans that have not completed final distribution of their assets) or other material employee benefit plan, fund, trust, program or arrangement, in each of the foregoing cases which cover, are maintained for the benefit of, or relate to any or all current or former employees, directors or independent contractors of the Company or any of their dependents, survivors or beneficiaries, whether or not legally binding and whether oral or in writing ("EMPLOYEE PLANS"). Seller or the Company has made available to the Buyer complete and correct copies of each Employee Plan (or a written description thereof), and where applicable: (i) the most recent annual report on Form 5500, together with schedules, as required, and any required financial statements and opinions; (ii) the most recent determination letter issued by the IRS; (iii) the most recent summary plan description and all modifications (iv) any trust, insurance or annuity contracts maintained in connection therewith; and (v) the most recent actuarial valuation.

         (b) Schedule 2.18(b) sets forth a list (i) showing the names of all of the employees of the Company (the "BUSINESS EMPLOYEES") showing for each: (i) hire date, current job title or description, current salary level (including any bonus or deferred compensation arrangements) and any bonus, commission or other remuneration paid during fiscal year 2002 describing any contractual arrangements with such employee; and (ii) identifying any Business Employees either currently on short-term or long-term disability under any Employee Plan. Neither Buyer nor the Company will incur any liability under any severance agreement, deferred compensation agreement, employment agreement or Employee Plan as a result of the consummation of the transactions contemplated under this Agreement. To Seller's Knowledge, none of the Business Employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's efforts to promote the interests of the Company or Buyer or that would conflict with the Company's business as presently conducted. Neither Seller nor the Company has received notice from any officer or group of Business Employees, that such person(s) intends to terminate their employment.

         (c) Except as set forth on the applicable section of Schedule 2.18(c):

                  (i) each Employee Plan has been maintained and operated in substantial compliance with its terms and the requirements of applicable law, including the Code and ERISA; all required filings that are due for each such plan have been made; and any such plan that has terminated has completed the final distribution of its assets in accordance with its terms and such termination;

                  (ii) each Employee Plan intended to be "qualified" within the meaning of Section 401(a) or Section 501(c)(9) of the Code has received a favorable determination letter from the IRS (or timely filed for such determination); since the date of such determination letter, if any, there are, to the Seller's Knowledge, no circumstances that are likely to adversely affect the qualification of such plan; to Seller's Knowledge, there is no issue with respect to any such plan currently under examination by or pending before the IRS, the Department of Labor, the Pension Benefit Guaranty Corporation ("PBGC") or any court, other than applications pending before the IRS; and any trust forming part of such plan is exempt from U.S. federal income tax under Section 501(a) of the Code;

                  (iii) all contributions (including all employee contributions and employee salary reduction contributions) and premium payments required to have been paid under or with respect to any Employee Plan have been timely paid; all contributions to such Employee Plans for any period ending on or prior to the Closing Date that are not yet due and payable have been accrued for in the books and records of the Company; all excess contributions, if any (together with any income allocable thereto) have been distributed (or, if forfeitable, forfeited) before the close of business of the first two and one-half months of the following plan year; and there is no material liability for excise Taxes under Section 4979 of the Code with respect to excess contributions, if any, for any such plan;

                  (iv) no Employee Plan provides health, life insurance or other welfare benefits to retirees or other terminated employees of the Company other than continuation coverage required by Section 4980B of the Code or Part 6 of Subtitle B of Title of ERISA ("COBRA") and Seller, the Company or their Affiliates, as applicable, has reserved the right to terminate any such postretirement health, life insurance or other welfare benefits upon thirty (30) days' notice or less without any material liability therefor and has taken no action, including, without limitation, adopting any board resolutions, that would contravene such reservation of rights; and there is no material liability for Taxes with respect to disqualified benefits under Section 4976 of the Code;

                  (v) no Employee Plan is a multi-employer plan within the meaning of Section 3(37) or 4001 (a)(3) of ERISA which is covered by Title IV of ERISA, and the Company does not have any liability (direct or indirect, contingent or otherwise) with respect to any such plan;

                  (vi) within five calendar years preceding the year in which the Closing Date occurs, with respect to any "DEFINED BENEFIT PLAN", within the meaning of Section 3(35) of ERISA, maintained or contributed to by Seller, the Company or any entity treated as a single employer with Seller or the Company in accordance with Section 414(b) or (c) of the Code: (a) no such plan has been terminated and to Seller's Knowledge, no proceedings or other actions have been instituted by the PBGC to terminate or appoint a trustee to administer any such plan and no written notice has been received by Seller of any intention to commence or seek commencement of any such proceeding or action and there is no material liability for Taxes with respect to a reversion of qualified plan assets under Section 4980 of the Code; (b) no "reportable event" (as defined in Section 4043 of

         ERISA for which the thirty-day notice requirement has not been waived by the PBGC) has occurred with respect to any such plan or will occur as a result of the transactions contemplated by this Agreement, (c) no such plan has incurred any accumulated funding deficiency within the meaning of Section 412 of the Code or Section 302 of ERISA, or obtained a waiver of any minimum funding standard or an extension of any amortization period under Section 412 of the Code or Section 303 or 304 of ERISA; and (d) there is no material liability for Taxes under
         Section 4971 or 4972 of the Code with respect to any such plan;

                  (vii) the assets under each Employee Plan which is an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA that is subject to the minimum funding standards of Section 412 of the Code or Section 302 of ERISA equal or exceed the present value of all vested and unvested liabilities accrued thereunder, as determined in accordance with the terms of such plan; provided, however, that the calculations (including all variables and assumptions necessary to make such calculations) made under this Section 2.18(c)(vii) shall be determined as of December 31, 2002, on an ABO basis in accordance with the assumptions specified in FASB 87 and used for Seller's disclosure statements filed (or to be filed) with the Securities and Exchange Commission for the year ended December 31, 2002, shall use a discount rate of 7.0% and shall otherwise be mutually agreed to by Seller and Buyer (or their designated representatives);

                  (viii) no Employee Plan is subject to Title IV of ERISA and there is no liability of the Company for Taxes with respect to disqualified benefits under Section 4976 of the Code;

                  (ix) none of Seller, the Company nor any of their subsidiaries, nor, to Seller's Knowledge, any other "Disqualified Persons" or "Party in Interest" (as defined in Section 4975(e)(2) of the Code and Section 3(14) of ERISA, respectively) has engaged in any transactions (including prohibited transactions as defined in Section 406 of ERISA) in connection with any Employee Plan that could reasonably be expected to result in the imposition of a penalty pursuant to Section 502 of ERISA, liability pursuant to Section 409 of ERISA or a tax pursuant to Section 4975 of the Code; and

                  (x) (A) there are no actions, suits, or claims (other than routine claims for benefits in the ordinary course and appeals of denied such claims) with respect to any Employee Plan pending which could give rise to a material liability and (B) no Employee Plan is currently under governmental investigation or audit and, to Seller's Knowledge, no such investigation or audit is contemplated or under consideration.

         (d) Except as set forth on Schedule 2.18(d), no Business Employees are covered by a collective bargaining agreement. Seller or the Company has delivered to Buyer a complete and correct copy of any collective bargaining agreement applicable to Business Employees. Notwithstanding anything contained in any such collective bargaining agreement to the contrary, and consistent with past practices, the Company may amend or terminate any Employee Plan without negotiating with the applicable union. Except as set forth in Schedule 2.18(d), or except as would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect, there is no strike, work slowdown or other material labor dispute with respect to Business

Employees, nor to Seller's Knowledge, is there pending or threatened (i) any strike, work slowdown or other material labor dispute involving Business Employees or (ii) any grievance or arbitration proceeding involving Business Employees, whether arising out of any collective bargaining agreement or otherwise.

                  SECTION 2.19. INSURANCE.

         (a) Schedule 2.19 sets forth a correct summary of each current policy of all material property, material casualty and other material insurance insuring the properties, assets, employees (other than policies related to Employee Plans), directors and officers and/or operations of the Company (collectively, the "POLICIES"). All premiums payable under such Policies have been paid in a timely manner and the Company has complied with the terms and conditions of all such Policies.

         (b) All Policies are in full force and effect. Coverage for the Company under the Policies or the May 1, 2003 renewals thereof shall terminate on the Closing Date except to the extent provided in Section 4.11(b). The Company is not in default under any provisions of the Policies, and there is no claim by the Company pending under any of the Policies as to which coverage has been questioned, denied or disputed by the underwriters or issuers of such Policies.

                  SECTION 2.20. ENVIRONMENTAL; HEALTH AND SAFETY MATTERS.

         (a) Except as set forth on Schedule 2.20:

                           (i) the Company and its operations are in material compliance with all applicable Environmental Laws;

                           (ii) neither Seller nor the Company has received any written request for information, nor has any of such Persons received written notification that it is a potentially responsible party, under CERCLA or any similar state law with respect to any on-site or off-site location with respect to the activities or operations of the Company;

                           (iii) there are no writs, injunctions, decrees, orders or judgments outstanding, or any judicial, administrative, or arbitral actions, suits, proceedings (public or private) or investigations pending or, to Seller's Knowledge, threatened involving the Company relating to (A) its compliance with any Environmental Law, or (B) the release, disposal, discharge, spill, treatment, storage, transport, or recycling of Hazardous Materials into the environment at any location which, in the case of clauses (A) and (B) above, individually or in the aggregate, could reasonably be expected to result in the Company incurring any material liability under Environmental Laws;

                           (iv) the Company has obtained, currently maintains and is in material compliance with all Licenses which are required under Environmental Laws for the operation of its business (collectively, "ENVIRONMENTAL PERMITS"), all such Environmental Permits are in effect and no appeal nor any other action is pending to revoke any such Environmental Permit; and

                           (v) To Seller's Knowledge, no underground tank (as that term is used in the Resources Conservation and Recovery Act, 42 U.S.C. Section 6991(1)), either presently or previously in service on any of the properties owned or leased by the Company, has ever contained or now contains any Hazardous Materials.

         (b) The following terms shall have the following meanings:

                  "ENVIRONMENTAL LAW" shall mean local, county, state, federal, and/or foreign law (including common law), statute, code, ordinance, rule, regulation or other legal obligation relating to the protection of the environment, including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. section 9601 et seq.), as amended, the Resource Conservation and Recovery Act (42 U.S.C. section 6901 et seq.), as amended, the Federal Water Pollution Control Act (33 U.S.C. section 1251 et seq.), as amended, the Clean Air Act (42 U.S.C. section 7401 et seq.), as amended, the Toxic Substances Control Act (15 U.S.C. section 2601 et seq.), as amended, the Hazardous Materials Transportation Act (49 U.S.C., sections 1801, et seq.), as amended, the Oil Pollution Act (33 U.S.C. sections 2701, et seq.), the Safe Drinking Water Act (42 U.S.C. sections 300(f) et seq.), as amended, the Endangered Species Act (16 U.S.C. sections 1531, et seq.), as amended, the National Environmental Policy Act (42 U.S.C. sections 4321 et seq.), as amended, analogous state, tribal or local laws, and any similar, implementing or successor law, and any amendment, rule, regulation, directive or other legal obligation issued thereunder.

                  "HAZARDOUS MATERIAL" shall mean any substance, material or waste which is regulated by any Environmental Law as hazardous, toxic, a pollutant, contaminant or words of similar meaning including, without limitation, petroleum, petroleum products, asbestos, urea formaldehyde and polychlorinated biphenyls.

         (c) Except for the representation and warranty set forth in the second sentence of Section 2.8, the only representations and warranties given in respect of environmental matters and compliance with and liability under Environmental Laws are those contained in this Section 2.20 and none of the other representations and warranties shall be deemed to constitute, directly or indirectly, a representation and warranty in respect of environmental matters or compliance with and liability under Environmental Laws.

                  SECTION 2.21. REGULATORY MATTERS.

         The Company is a "Natural Gas Company" as that term is defined in
Section 2 of the Natural Gas Act ("NGA"). The Company is not a "public utility company," "holding company" or "subsidiary" or "affiliate" of a holding company as such terms are defined in the Public Utility Holding Company Act of 1935 (the "1935 ACT"). Except for the matter described in Item E.6. of Schedule 2.15, the Company is in material compliance with (x) all provisions of the NGA and all rules and regulations promulgated by FERC pursuant thereto and (y) all orders issued by FERC that pertain to the business or operations of the Company. No approval of (i) the Securities and Exchange Commission under the 1935 Act or
(ii) FERC under the NGA or the Federal Power Act is required in connection with the execution of this Agreement by Seller or the consummation of the transactions contemplated hereby with respect to Seller or the Company. The Form No. 2 Annual Report filed by the Company with FERC for the year ended

December 31, 2001 was, and when filed the Form 2 Annual Report of the Company for the year ended December 31, 2002 will be, true and correct in all material respects as of the date thereof and since December 31, 2002 none of the Company, TGT Sub or the LLC has become subject to any proceeding under Section 5 of the NGA or any general rate case proceeding commenced under Section 4 of the NGA by reason of a filing made with the FERC after December 31, 2002.

                  SECTION 2.22. CUSTOMERS.

         Schedule 2.22 sets forth a complete and accurate list of the twenty-five (25) largest (by dollar volume) customers of the Company during fiscal year 2002. Except as set forth on Schedule 2.22, there are no outstanding and unresolved material disputes with any customer listed thereon.

                  SECTION 2.23. NO OTHER REPRESENTATIONS.

         Except as and to the extent set forth in this Agreement, Seller makes no representations or warranties whatsoever to Buyer and hereby disclaims all liability and responsibility for any representation, warranty, statement, or information made, communicated, or furnished (orally or in writing) to Buyer or its representatives (including any opinion, information, projection, or advice that may have been or may be provided to Buyer by any director, officer, employee, agent, consultant, or representative of Seller or any Affiliate thereof). Seller makes no representations or warranties to Buyer regarding the probable success or profitability of the Company or its business.

                                  ARTICLE III.
                     REPRESENTATIONS AND WARRANTIES OF BUYER

                  As of the date hereof, Buyer hereby represents and warrants to Seller as follows:

                  SECTION 3.1. CORPORATE ORGANIZATION.

         Buyer is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has all requisite power and authority to own its properties and assets and to conduct its business as now conducted. Buyer is duly qualified to do business as a foreign entity in every jurisdiction where the character of the properties owned or leased by it or the nature of the business conducted by it makes such qualifications necessary.

                  SECTION 3.2. VALIDITY OF AGREEMENT.

         Buyer has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the performance of Buyer's obligations hereunder have been duly authorized by the Board of Directors of Buyer, and no other proceedings on the part of Buyer are necessary to authorize such execution, delivery and performance. This Agreement has been duly executed by Buyer and constitutes the valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms (except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar law affecting the enforcement of creditors' rights generally or by general equitable principles).

                  SECTION 3.3. NO CONFLICT OR VIOLATION; NO DEFAULTS.

         The execution, delivery and performance by Buyer of this Agreement does not and will not violate or conflict with any provision of its Organizational Documents and does not and will not violate any applicable provision of law, or any order, judgment or decree of any Governmental Authority, nor violate or result in a breach of or constitute (with due notice or lapse of time or both) a default under any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Buyer is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any Encumbrance upon any of its properties or assets where such violations, breaches or defaults in the aggregate would have a material adverse effect on the transactions contemplated hereby or on the assets, properties, business, operations, net income or financial condition of Buyer.

                  SECTION 3.4. CONSENTS AND APPROVALS.

         Except as disclosed on Schedule 3.4, no material consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority or any other person (on the part of Buyer), is required as a condition to the execution and delivery of this Agreement or the performance of its obligations hereunder.

                  SECTION 3.5. FINANCIAL ABILITY.

         At the Closing, Buyer will have sufficient immediately available funds, in cash, to pay the Estimated Purchase Price under Section 1.2 and to pay any other amounts payable under Article I.

                  SECTION 3.6. BROKERS.

         Except as disclosed on Schedule 3.6, Buyer has not employed the services of an investment banker, financial advisor, broker or finder in connection with this Agreement or any of the transactions contemplated hereby.

                  SECTION 3.7. INDEPENDENT INVESTIGATION.

         Buyer has conducted its own independent investigation, review and analysis of the business, operations, assets, liabilities, results of operations, financial condition and prospects of the Company, which investigation, review and analysis was done by Buyer and its Affiliates and, to the extent Buyer deemed necessary or appropriate, by Buyer's representatives. Buyer acknowledges that it and its representatives have been provided adequate access to the personnel, properties, premises and records of the Company for such purpose. In entering into this Agreement, Buyer acknowledges that it has relied solely upon the aforementioned investigation, review and analysis and not on any factual representations of Seller or any of Seller's representatives (except the specific representations and warranties of Seller set forth in this Agreement). Notwithstanding anything herein to the contrary, the foregoing shall not be construed to diminish or adversely affect the rights of Buyer under this Agreement.

                  SECTION 3.8. INVESTMENT INTENT; INVESTMENT EXPERIENCE; RESTRICTED SECURITIES.

         Buyer is acquiring the Shares for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof in violation of federal or state securities laws. In acquiring the Shares, Buyer is not offering or selling, and will not offer or sell, for Seller in connection with any distribution of the Shares, and Buyer does not have a participation and will not participate in any such undertaking or in any underwriting of such an undertaking except in compliance with applicable federal and state securities laws. Buyer acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Shares, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Shares. Buyer is an "accredited investor" as such term is defined in Regulation D under the Securities Act of 1933, as amended (the "SECURITIES ACT"). Buyer understands that the Shares will not have been registered pursuant to the Securities Act or any applicable state securities laws, that the Shares will be constituted as "restricted securities" under federal securities laws and that under such laws and applicable regulations the Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom.

                                   ARTICLE IV.
                                    COVENANTS

                  SECTION 4.1. CERTAIN CHANGES AND CONDUCT OF BUSINESS.

         (a) From and after the date of this Agreement and until the Closing Date, Seller will cause the Company to (except as required or permitted pursuant to the terms hereof or as set forth on Schedule 4.1) conduct its business solely in the ordinary course consistent with past practices and to use all reasonable commercial efforts to preserve intact its present business organization, keep available the services of its present officers and employees and preserve its relationships and good will with suppliers, customers, creditors, employees, agents and others having business relationships with the Company. From and after the date of this Agreement and until the Closing Date, without the prior written consent of Buyer (which consent will not be unreasonably withheld or delayed), Seller will not, except as required or permitted pursuant to the terms hereof or as set forth on Schedule 4.1, permit the Company to:

                  (i) make any change in its Organizational Documents or issue any additional equity securities or grant any option, warrant or right to acquire any equity securities or issue any security convertible into or exchangeable for its equity securities;

                  (ii) (A) incur, assume or guarantee any indebtedness for borrowed money, issue any notes, bonds, debentures or other corporate securities or grant any option, warrant or right to purchase any thereof (including any issuance of additional debt securities pursuant to the Company's shelf registration statement) or (B) issue any securities convertible or exchangeable for debt securities of the Company, TGT Sub or the LLC;

                  (iii) make any sale, assignment, transfer, abandonment or other conveyance of any assets or properties or any part thereof having an aggregate value in excess of

         $250,000.00, except (A) sales of capacity on the pipeline system or in the storage properties of the Company made in the ordinary course of business consistent with past practices or (B) under Section 4.17;

                  (iv) subject any of its assets, or any part thereof, to any Encumbrance except Permitted Encumbrances;

                  (v) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of its equity interests or (except as permitted pursuant to Section 1.3(d) and subsection (b) below) declare, set aside or pay any dividends or other distribution in respect of such equity interests in excess of the cash and cash equivalents and advances reflected on the Base Statement;

                  (vi) (A) except as may be required by applicable law or except to the extent consistent with amendments or modifications made to similar plans or arrangements of Seller or its corporate parent that, in the aggregate, do not result in a material increase in benefits or compensation expenses to the Company, enter into, adopt or make any material amendments to, permit the acceleration of benefits under or terminate any bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit, stock equivalent, stock purchase, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan, fund or other arrangement for the benefit or welfare of any current or former director, officer or employee of the Company; (B) except for normal increases in the ordinary course of business consistent with past practice that, in the aggregate, do not result in a material increase in benefits or compensation expense to the Company, increase the benefits or compensation to any current or former director, officer, or employee of the Company; or (C) pay to any current or former director, officer, or employee of the Company any benefit not permitted by any employee benefit agreement, trust, plan, fund, or other arrangement as in effect on the date hereof;

                  (vii) acquire any assets or properties, except for (A) inventory in the ordinary course of business consistent with past practices, (B) budgeted capital expenditures described on Schedule 4.1(a)(vii), and (C) any acquisitions of assets or properties with a fair market value of up to $250,000.00 in the aggregate;

                  (viii) except in the ordinary course of business consistent with past practices (including any sweep by Seller of the cash in the accounts of the Company, the LLC, and TGT Sub prior to Closing), pay, loan, distribute or advance any amount to, or sell, transfer or lease any properties or assets to, or enter into any agreement or arrangement with, any of its Affiliates;

                  (ix) make any loan or investment in any Person;

                  (x) make any change in any financial accounting principle, method, estimate or practice, except as may be required by law or regulation;

                  (xi) make, amend or revoke any material election with respect to Taxes of the Company or any of its assets;

                  (xii) other than routine compliance filings, make any filings or submit any documents or information to FERC or any other Governmental Authority without prior consultation with Buyer;

                  (xiii) enter into any agreement (or series of related agreements) or amendment, modification, or termination of any contract, lease, or license to which the Company is a party, or by which any of its assets or properties are bound, except an agreement (or series of related agreements taken as one) or an amendment, modification or termination of a contract, lease or license entered into in the ordinary course of business consistent with past practice that would not have been considered to have been a Material Contract had it been entered into prior to the date of this Agreement;

                  (xiv) cancel, compromise, waive, release or settle any right, claim or lawsuit, other than rights, claims or lawsuits (A) with respect to matters subject to the Seller's indemnity obligation in
         Section 8.2(a)(iv) or Section 8.2(a)(v) provided that the sole relief provided is monetary damages or (B) in the ordinary course of business to the extent that the amount involved or required to be paid under (I) any such single cancellation, compromise, waiver, release or settlement does not exceed $100,000.00 or (II) all such cancellations, compromises, waivers, releases or settlements do not exceed $250,000.00 in the aggregate;

                  (xv) terminate, initiate proceedings to terminate or appoint a trustee to administer any plan described in Section 2.18(c)(vi);

                  (xvi) submit an invoice for payment of, or otherwise collect payment of, any amounts due under the contract described in Item 2 of
         Schedule 2.16(e); and

                  (xvii) commit itself to do any of the foregoing.

         (b) Prior to Closing, Seller shall cause the Company to distribute or transfer to Seller or its Affiliates all ownership interests in the Retained Entities. From and after the date of this Agreement, until the distribution or transfer of the Company's ownership interests in the Retained Entities to Seller or its Affiliates, Seller will not permit any of the Retained Entities to engage in any activity, conduct any operations or incur any liabilities or obligations of any kind whatsoever.

                  SECTION 4.2. ACCESS TO PROPERTIES AND RECORDS.

         (a) Seller shall afford, and shall cause the Company and Seller's other Affiliates to afford, to Buyer and Buyer's accountants, counsel and representatives upon reasonable advance notice reasonable access during normal business hours throughout the period commencing on the date hereof and ending on the Closing Date (or the earlier termination of this Agreement pursuant to Article VII hereof) to all the Company's properties, books, contracts, and records and, during such period, shall furnish promptly to Buyer all information concerning the Company's business, properties, liabilities and personnel as Buyer may reasonably request. Additionally, Buyer shall hold in confidence all such information on the terms and subject to the conditions contained in the Confidentiality Agreement. Buyer shall have no right of access to, and Seller shall have no obligation to provide to Buyer, (1) bids received from others in connection with the transactions contemplated by this Agreement and information and analysis (including financial analysis) relating to such bids or (2) any information the disclosure of which Seller has reasonably concluded after consultation with counsel may jeopardize any privilege available to the Company or Seller relating to such information or would cause the Company or Seller to breach a confidentiality obligation or any applicable law. Buyer agrees that if Buyer or its authorized representatives receive, or if the information (whether in electronic mail format, on computer hard drives or otherwise) held by the Company as of the Closing includes information that relates to the business operations or other strategic matters of Seller, its corporate parent or any of their Affiliates (other than the Company) such information shall be held in confidence on the terms and subject to the conditions contained in the Confidentiality Agreement, but the term of the restriction on the disclosure and use of such information shall continue in effect as to such information for a period of two (2) years from the Closing. Buyer further agrees that if Seller or the Company inadvertently furnishes to Buyer copies of or access to information that is subject to clause (2) of the second preceding sentence, Buyer will, upon Seller's request, promptly return same to Seller together with any and all extracts therefrom or notes pertaining thereto (whether in electronic or other format). Buyer shall indemnify, defend, and hold harmless Seller and its Affiliates from and against any Losses asserted against or suffered by Seller Indemnified Parties relating to, resulting from, or arising out of, examinations or inspections made by Buyer or its authorized representatives under this
Section 4.2(a).

         (b) Upon the reasonable request by Buyer from time to time prior to Closing, Seller shall allow Buyer to have reasonable access to the Company and its management. Such access shall be provided in a mutually agreed upon manner, in accordance with such policies as the parties may mutually agree and in accordance with all guidelines, guidances or legal counsel regarding the appropriate manner in which to conduct such pre-Closing activities. Notwithstanding anything herein to the contrary, Buyer, on the one hand, and Seller and the Company, on the other hand, will continue to operate as independent companies prior to Closing.

         (c) Each of the parties agrees that it shall preserve and keep, and make available to the other party for reasonable business needs, all books and records relating to the business or operations of the Company on or before the Closing Date in its possession (including with respect to Seller, to the extent in its possession, the most recent rate case records and files of the Company and all of the records and files of the Company and Seller necessary for the Company to make a future rate case filing with the FERC) for a period of at least 6 years from the Closing Date. After such 6-year period, before a party may dispose of any of such books and records, at least 90 calendar days prior notice to such effect shall be given to the other party, and such other party shall be given an opportunity, at its cost and expense, to remove and retain all or any part of such books and records that the notifying party elects to dispose of. Notwithstanding the foregoing, each party agrees that it shall preserve and keep all books and records of the Company, TGT Sub and the LLC in its possession relating to any audit or investigation instituted by a Governmental Authority or any litigation (whether or not existing on the Closing Date), in each case of which it has actual knowledge, until any such audit, investigation or proceeding has been completed or finally resolved (and became non-appealable), if it is reasonably likely that such audit investigation or litigation may relate to matters occurring prior to the Closing, without regard to the 6-year period set forth in this Section 4.2(c).

                  SECTION 4.3. EMPLOYEE MATTERS.

         (a) Within fifteen (15) days after the execution of this Agreement, representatives of Buyer and Seller shall meet to identify employees of Seller or any of its Affiliates who are not Business Employees and to whom Buyer and Seller agree that Buyer, the Company or any Affiliate of Buyer may make offers of employment (collectively, the "AVAILABLE EMPLOYEES"). Buyer, the Company or any other Affiliate of Buyer may offer employment effective as of the Closing Date to each Available Employee, any such offers of employment made by the Buyer to an Available Employee shall be made in accordance with subsection (n) below. Buyer shall notify Seller of the names of those Available Employees that accepted such employment offers from Buyer, the Company, or any other Affiliate of Buyer (the "ADDITIONAL EMPLOYEES") no later than ten (10) days prior to the Closing Date. Additional Employees and all of the Business Employees shall be referred to as "TRANSFERRED EMPLOYEES." Prior to Closing, Buyer shall not initiate any contact with any of the employees of Seller and its Affiliates except for Business Employees and Available Employees. After the date hereof and prior to Closing, Seller shall afford, and shall cause the Company and its Affiliates to afford, to Buyer or its Affiliates reasonable access to the Available Employees for the purpose of enabling Buyer and its Affiliates to determine to which of such employees it desires to extend offers of employment.

         (b) Effective as of the Closing Date, Seller or its Affiliates shall take, or shall cause the Company to take, all necessary action to effect the cessation of, and withdrawal from, participation by the Company in any Employee Plans which are not sponsored or maintained by the Company solely for the benefit of eligible Business Employees (and, if applicable, their eligible dependents and beneficiaries).

         (c) On or as soon as practicable after the Closing Date, Seller shall cause to be transferred from The Williams Companies, Inc. Master Trust to a trust established or maintained by the Buyer, the Company or another Affiliate of Buyer an amount of cash equal to the fair market value of the assets attributable to the Texas Gas Retirement Plan as of the Closing Date. If the amount transferred to Buyer is less than $93,778,415, then Seller shall promptly pay to Buyer in cash the amount of such shortfall less Seller's and its Affiliates' transaction costs to convert non-cash assets to cash.

         (d) On or as soon as practicable after the Closing Date, provided that Treasury Regulation 1.414(l)-1(h) is satisfied under the de minimis rule, Seller shall cause to be transferred from the trust(s) of any "employee pension benefit plan(s)" within the meaning of Section 3(2) of ERISA, which is qualified under
Section 401(a) of the Code, covering any Additional Employees to a trust maintained by Buyer, the Company or another Affiliate of Buyer contemplated in the foregoing paragraph, an amount of cash equal to the greater of (A) the Projected Benefit Obligation ("PBO" ) reflected in Seller's or its applicable Affiliate's audited financial statements as of December 31, 2002 for such Additional Employees, and (B) the amount required to be transferred, if any, under section 414(l) of the Code as reasonably determined by Seller's or its applicable Affiliate's enrolled actuary and agreed to by Buyer's enrolled actuary. The determination of such PBO shall be in accordance with the actuarial assumptions used to determine Seller's or its applicable Affiliate's December 31, 2002 PBO in total, as such is disclosed in such entity's audited financial statements. If the de minimus rule in Treasury Regulation 1.414(1)-1(h) is not satisfied, then at Buyer's sole election, Seller shall either (i) transfer the maximum amount of cash permitted to be transferred for any affected Additional Employee pursuant to such Treasury Regulation, or (ii) retain the assets and related benefits accrued through the Closing Date with respect to such Additional Employee. For any transfer(s) made to Buyer in accordance with this subsection
(d), from and after the date of such transfer(s), the Texas Gas Retirement Plan shall be responsible for the benefits accrued through the Closing Date with respect to such Additional Employees.

         (e) Effective as of the Closing Date, Buyer shall assume, or shall cause the Company or another Affiliate of Buyer to assume, Seller's obligation for providing severance to former employees of the Company and for providing retiree medical and retiree life benefits to Retiree Plan Participants (and their eligible dependents) under the Employee Plans set forth in Schedule 2.18(a), in each case, to the extent accrued on the books of the Company as of December 31, 2002 or reflected as a current liability on the Final Closing Statement. On or as soon as practicable after the Closing Date, Seller shall cause to be transferred from the Transco Energy Company Master Employee Welfare Benefit Trust to a VEBA trust established or maintained by Buyer, the Company or another Affiliate of Buyer an amount of cash equal to the fair market value as of the Closing Date of the assets attributable to providing retiree medical benefits and/or life benefits to Retiree Plan Participants. If the amount transferred to Buyer from such trust is less than $60,788,820, then Seller shall promptly pay to a VEBA trust established or maintained by Buyer in cash the amount of such shortfall less Seller's and its Affiliates' transaction costs to convert non-cash assets to cash.

         (f) With respect to Additional Employees, effective as of the date of hire, Buyer shall assume, or shall cause the Company or another Affiliate of Buyer to assume, Seller's or its applicable Affiliate's obligation for providing retiree medical and retiree life benefits to such employees if such employees have met the eligibility requirements for participation in any employee plan sponsored or maintained by Seller or the applicable Affiliate that provides health, life insurance or other welfare benefits to retirees. On or as soon as practicable after the date of hire of those Additional Employees for whom Seller maintains an account in Seller's VEBA trust, Seller shall cause to be transferred from the Seller's VEBA trust to a VEBA trust established or maintained by Buyer, the Company, or another Affiliate of Buyer an amount of cash equal to the Accumulated Post-retirement Benefit Obligations as of December 31, 2002 reflected in Seller's or its applicable Affiliate's audited financial statements as of such date for such Additional Employees.

         (g) Effective as of the Closing Date, Buyer shall assume, or shall cause the Company or another Affiliate of Buyer to assume, Seller's obligation for providing long-term disability benefits to the Business Employees as well as to those former employees of the Company, who, immediately prior to the Closing Date, are totally disabled, and therefore receiving benefits under The Williams Companies, Inc. Long-Term Disability Plan to the extent accrued on the books of the Company as of December 31, 2002 or reflected as a current liability on the Final Closing Statement. In addition, effective as of the Closing Date, Buyer shall assume, or cause the Company or another Affiliate of Buyer to assume, Seller's obligation for providing medical, dental, vision and life insurance benefits to such Business Employees and former employees of the Company (including their eligible dependents and beneficiaries) who, immediately prior to the Closing Date, are totally disabled, and therefore receiving benefits under The Williams Companies, Inc. Long-Term Disability Plan to the extent accrued on the books of the Company as of December 31, 2002 or reflected as a current liability on the Final Closing Statement.

         (h) Effective as of the Closing Date, Transferred Employees shall become fully vested in their account balances in any defined contribution or 401(k) Plan maintained by Seller on behalf of such Transferred Employees (the "SELLER SAVINGS PLAN") and distributions of such account balances shall be made available to such Transferred Employees as soon as practicable following the Closing Date, in accordance with, the provisions of Seller Savings Plan and applicable law. Thereafter, Buyer shall accept or shall cause the Company or the appropriate Affiliate of Buyer to accept, eligible rollover contributions from Seller Savings Plan into a defined contribution or 401(k) Plan maintained by Buyer, the Company or another Affiliate of Buyer (the "BUYER SAVINGS PLAN") of the account balances distributed to the Transferred Employees from the Seller Savings Plan in accordance with the provisions of the Buyer Savings Plan and applicable law. Such eligible rollovers shall be made in cash.

         (i) Seller or the appropriate Affiliate of Seller shall be responsible for any continuation of group health coverage required under Section 4980B of the Code or Sections 601 through 608 of ERISA with respect to any Business Employee or any "QUALIFIED BENEFICIARY" (as defined in Section 4980B of the Code) of any such employee who incurs a "QUALIFYING EVENT" (as defined in
Section 4980B of the Code) on or prior to the Closing Date. Buyer, the Company or the appropriate Affiliate of Buyer shall be responsible for any continuation of group health coverage required under Section 4980B of the Code or Sections 601 through 608 of ERISA with respect to any Transferred Employee or any "QUALIFIED BENEFICIARY" (as defined in Section 49808 of the Code) who incurs a "QUALIFYING EVENT" (as defined in Section 4980B of the Code) after the Closing Date.

         (j) Buyer shall assume, or shall cause the Company or another Affiliate of Buyer to assume, all paid-time-off obligations of Seller or its Affiliates with respect to each Transferred Employee to the extent reflected as a current liability and included in Working Capital on the Final Closing Statement.

         (k) Seller shall retain no liability, obligation or responsibility for, and Buyer shall assume, or shall cause the Company or another Affiliate of Buyer to assume, the full liability, obligation and responsibility to pay, any portion of any bonus or incentive plan benefit for year 2003 with respect to any former employees of the Company or any Business Employee or Additional Employee to the extent reflected as a current liability and included in Working Capital on the Final Closing Statement. Seller shall retain no liability, obligation or responsibility for, and Buyer shall assume, or shall cause the Company or another Affiliate of Buyer to assume, the full liability, obligation and responsibility to pay, any portion of any bonus or incentive plan benefit for the year 2002, accrued but not yet paid, with respect to any former employees of the Company or any Business Employee or Additional Employee to the extent reflected as a current liability and included in Working Capital on the Final Closing Statement.

         (l) For a period of one (1) year after the Closing Date:

                  (i) neither the Buyer nor any of its Affiliates that engage in the business of the transportation of hydrocarbons shall, directly or indirectly, induce any employee of Seller or any of its Affiliates (other than the Transferred Employees) to leave the employ of Seller or any of its Affiliates or employ or otherwise engage or retain (as an independent contractor, consultant or otherwise) any such employee, except that Buyer and its

         Affiliates shall not be precluded from hiring any such employee who (y) initiates discussions regarding such employment without any direct or indirect solicitation by Buyer or its Affiliates or (z) responds to any public advertisement placed by Buyer or its Affiliates; and

                  (ii) neither Seller nor any of its Affiliates shall, directly or indirectly, induce any of the Transferred Employees to leave the employ of Buyer or any of its Affiliates that engages in the business of the transportation of hydrocarbons or employ or otherwise engage or retain (as an independent contractor, consultant or otherwise) any such Transferred Employee, except that Seller and its Affiliates shall not be precluded from hiring any such employee who (y) initiates discussions regarding such employment without any direct or indirect solicitation by Seller or its Affiliates or (z) responds to any public advertisement placed by Seller or its Affiliates.

         (m) As of the Closing Date, Buyer agrees to cause the Company's cafeteria plan established pursuant to subsection (o) below (the "BUYER'S 125 PLAN") to accept a spin-off of the flexible spending reimbursement accounts from the Seller's cafeteria plan in which Transferred Employees participated as of the Closing (the "SELLER'S 125 PLAN") and to honor and continue through the end of the calendar year in which the Closing Date occurs the elections made by each Transferred Employee under the Seller's 125 Plan in respect of the flexible spending reimbursement accounts that are in effect immediately prior to the Closing Date. As soon as practicable following the Closing Date, Seller shall cause to be transferred to Buyer an amount in cash equal to the excess of the aggregate accumulated contributions to the flexible spending reimbursement accounts made during the year in which the Closing Date occurs by the Transferred Employees over the aggregate reimbursement payouts made for such year from such accounts to the Transferred Employees. If the aggregate reimbursement payouts made to a Transferred Employee prior to Closing from the flexible reimbursement account of such employee in the Seller's 125 Plan during the year in which the Closing Date occurs exceeds the aggregate accumulated contributions to such account prior to Closing for such year by such employee, Buyer shall cause such excess to be transferred to Seller as soon as practicable, and solely to the extent of, the receipt of contributions from such employee to Buyer's 125 Plan. On and after the Closing Date, Buyer shall assume and be solely responsible for all reimbursable claims by the Transferred Employees under the Seller's 125 Plan, whether incurred prior to, on or after the Closing Date, that have not been paid in full as of the Closing Date.

         (n) Except for Business Employees covered under a collective bargaining agreement, until at least December 31, 2003, Buyer shall provide or cause to be provided to all Transferred Employees a salary or wage level at least equal to 90% of the salary or wage level to which they were entitled immediately prior to the Closing Date and bonus opportunity at least equal to 90% of the bonus opportunity to which they were entitled immediately prior to the Closing Date; provided, however, that nothing contained in this Section 4.3(n) shall affect Buyer's right to terminate any Transferred Employee for cause.

         (o) Prior to the Closing, Buyer and Seller shall each use its commercially reasonable efforts to take all reasonably necessary actions, in a timely manner, to enable Buyer to establish welfare plans for the Company essentially identical to the Employee Plans listed as items 1-12 on Schedule 2.18(a) with such conforming and other changes to reflect the change in ownership of the Company as a result of the transactions contemplated hereunder and the transition of benefits to such plans (the "MIRROR PLANS"). Buyer and Seller agree to otherwise cooperate as necessary to effectuate the provisions of this
Section 4.3 and to ensure an orderly transition of payroll and benefits coverage with respect to the Transferred Employees from the Employee Plans to the appropriate Mirror Plans, including without limitation, (i) the administrative and processing services to be provided by Seller to Buyer pursuant to the Transition Services Agreement, and (ii) causing the Company to establish one or more bank accounts for the payroll of the Transferred Employees. (p) Prior to the Closing Date, Seller shall provide a list to Buyer of (i) the names of all retirees of the Company currently receiving benefits under any Employee Plan and any Transferred Employees and former employees of the Company who have met the requirements for a vested or deferred vested pension in such plans (collectively, the "RETIREE PLAN PARTICIPANTS"); (ii) any survivors of employees who died in active employment or who are on disability that are entitled to benefits under any Employee Plan; and (iii) target bonus for 2003 for each Transferred Employee.

                  SECTION 4.4. CONSENTS AND APPROVALS.

         Seller and Buyer each shall use all commercially reasonable efforts to obtain, or in the case of Seller, cause the Company to obtain, all necessary consents, waivers, authorizations and approvals of all Governmental Authorities, and of all other Persons required in connection with the execution, delivery and performance by them of this Agreement and will cooperate fully with the other party in promptly seeking to obtain all such authorizations, consents, orders, and approvals, giving such notices, and making such filings. To the extent required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR ACT"), each party shall (i) file or cause to be filed, as promptly as practicable but in no event later than five business days after the execution and delivery of this Agreement, with the Federal Trade Commission and the United States Department of Justice, all reports and other documents required to be filed by such party under the HSR Act concerning the transactions contemplated hereby and (ii) promptly comply with or cause to be complied with any requests by the Federal Trade Commission or the United States Department of Justice for additional information concerning such transactions, in each case so that the waiting period applicable to this Agreement and the transactions contemplated hereby under the HSR Act shall expire as soon as practicable after the execution and delivery of this Agreement. Each party agrees to request, and to cooperate with the other party in requesting, early termination of any applicable waiting period under the HSR Act.

                  SECTION 4.5. FURTHER ASSURANCES.

         Upon the request of Buyer at any time after the Closing Date, Seller will promptly execute and deliver such further instruments of assignment, transfer, conveyance, endorsement, direction or authorization and other documents as the requesting party or parties or its or their counsel may reasonably request to perfect title of Buyer and its successors and assigns to the Shares or otherwise to effectuate the purposes of this Agreement.

                  SECTION 4.6. REASONABLE EFFORTS.

         Upon the terms and subject to the conditions of this Agreement, each of the parties hereto will use all commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable consistent with applicable law to consummate and make effective in the most expeditious manner practicable the transactions contemplated hereby.

                  SECTION 4.7. DISCLOSURE SCHEDULE UPDATES

         (a) Seller shall have the right, until five (5) business days prior to the Closing, to supplement the Disclosure Schedules with respect to any matter or matters arising before the date hereof which would have been required to be set forth on or described in the Disclosure Schedules as of the execution date hereof that relate to the representations and warranties in Article II (other than the last sentence of Section 2.8) (an "EXECUTION UPDATE"). Any such Execution Update furnished to Buyer will not be deemed to have been disclosed as of the date of this Agreement for purposes of determining whether the conditions to Closing set forth in Article V have been satisfied. If the Closing occurs and the Execution Update includes a matter or matters that (i) were inadvertently omitted by Seller from the applicable Disclosure Schedules on the execution date hereof, then the Deductible shall be reduced, as of the Closing Date, by one-half of the amount of the Loss incurred by Buyer as a result of the breach of the applicable representation or warranty caused by such matter or matters and (ii) were intentionally and willfully omitted by Seller from the Disclosure Schedules on the execution date hereof, then the Deductible shall not apply with respect to Buyer's right to seek indemnity under Article VIII with respect to the Loss incurred by Buyer as a result of the breach of the applicable representation or warranty.

         (b) Seller shall have the right, until five (5) business days prior to the Closing, to supplement the Disclosure Schedules relating to the Seller's representations and warranties in Article II and the covenant in Section 4.11 with respect to any matter or matters arising on or after the date hereof which would have been required to be set forth on or described in such Disclosure Schedules to correct any information in any such Disclosure Schedule which has been rendered inaccurate thereby; provided that the addition of such matter or matters added with respect to the covenant in Section 4.11 were permitted actions by Seller or the Company under Section 4.1(a) (a "POST-EXECUTION UPDATE "). Any such Post-Execution Update furnished to Buyer will not be deemed to have been disclosed as of the date of this Agreement for purposes of determining whether the conditions to Closing set forth in Article V have been satisfied but if Closing occurs, such Post-Execution Update shall be deemed to have cured any breach of a representation or warranty relating to the matters set forth in such Post-Execution Update for purposes of indemnification pursuant to Article VIII.

                  SECTION 4.8. CONFIDENTIAL INFORMATION.

         For two (2) years after the Closing, Seller and its Affiliates shall not, directly or indirectly, disclose to any Person any information not in the public domain or generally known in the industry, in any form, whether acquired prior to or after the Closing Date, relating solely to the business and operations of the Company. Notwithstanding the foregoing, Seller may disclose any information relating to the business and operations of the Company (i) if required by law or applicable stock exchange rule, (ii) to other Persons in the conduct of Seller's or its Affiliates' other businesses which have a valid business purpose for requiring such information, and such other Persons enter into a confidentiality agreement with Seller similar to the confidentiality agreement between Seller and Buyer dated February 3, 2003 (the "CONFIDENTIALITY AGREEMENT"), and provided, further, that Seller shall be responsible for any improper disclosure by any such other Person as if Seller itself had made such improper disclosure, and (iii) to such other Persons if, at the time such information is provided, such Person is already in the possession of such information.

                  SECTION 4.9. NEGOTIATIONS.

         From and after the date hereof, none of Seller, the Company nor its officers, directors, employees, affiliates, stockholders, representatives, agents, nor anyone acting on behalf of them shall, directly or indirectly, encourage, solicit, engage in discussions or negotiations with, or provide any information to, any Person (other than Buyer or its representatives) concerning any merger, sale of assets, purchase or sale of Shares or similar transaction involving the Company unless this Agreement is terminated pursuant to and in accordance with Article VII hereof.

                  SECTION 4.10. TAX COVENANTS AND INDEMNITY.

         (a) Parent shall cause to be included in the consolidated federal income Tax Returns (and the state income Tax Returns of any state that permits consolidated, combined or unitary income Tax Returns, if any) of the Parent Group (as hereinafter defined) for all periods ending on or before the Closing Date, all items of income, gain, loss, deduction or credit of the Company that are required to be included therein, shall cause such Tax Returns to be timely filed with the appropriate Tax authorities, and shall be responsible for the timely payment of all Taxes due with respect to the periods covered by such Tax Returns. On any such Tax Returns for a taxable period ending on the Closing Date, the income of the Company will be apportioned between the period up to and including the Closing Date and the period after the Closing Date by closing the books of the Company as of the end of the Closing Date. For purposes hereof, the "PARENT GROUP" shall mean the affiliated group of corporations of which Parent (or any Affiliate of Parent other than the Company) is the common parent, which join in the filing of a consolidated federal income Tax Return (and any similar group under state law).

         (b) Seller shall prepare and file all Tax Returns relating to the Company which are due prior to the Closing Date with the appropriate federal, state, local and foreign Tax authorities, and shall pay, or cause to be paid, the Taxes due thereon. For periods ending on or prior to the Closing Date, but for which Tax Returns are not due prior to the Closing Date, Seller shall, not later than 15 days before the applicable due date, prepare and submit to Buyer for review, signature, and filing all such Tax Returns required to be filed by the Company, and Seller shall timely pay the Taxes due thereon; provided, however, that Buyer shall prepare and file all Tax Returns required to be filed by the Company for taxable periods ending after the Closing Date and shall pay all Taxes due thereon; provided, further, that Seller shall reimburse Buyer for its allocable share of any Taxes attributable to Tax periods including the Closing Date and ending after the Closing Date ("STRADDLE PERIOD") within twenty
(20) days of a request by Buyer for such reimbursement. Buyer and Seller shall utilize appropriate methods to allocate liability for purposes of the preceding sentence, which appropriate methods shall include the following, without limitation: (i) for any transactional Taxes, including, without limitation, Taxes based on sales, revenue, or gross or net income, the allocation of liability between Seller and Buyer shall be determined using a closing-of-the-books method assuming that the applicable Tax period consists of two taxable periods, one ending at the close of the Closing Date and one beginning at the opening of the day after the Closing Date, and (ii) for any real estate Taxes or other property or asset-based Taxes, the allocation of liability between Seller and Buyer shall be based on the number of days the applicable asset was held by the Company in the applicable Tax period prior to and including the Closing Date as compared to the number of days the applicable asset was held by the Company in the applicable Tax period after the Closing Date.

         (c) Seller will cause any tax sharing agreement or similar arrangement with respect to Taxes involving the Company to be terminated effective as of the Closing Date, to the extent any such agreement or arrangement relates to the Company, and after the Closing Date the Company shall not be bound by or have any obligation under any such agreement or arrangement for any past, present or future period.

         (d) All excise, sales, use, transfer (including real property transfer or gains), stamp, documentary, filing, recordation and other similar Taxes, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties, resulting directly from the transactions contemplated by this Agreement (the "TRANSFER TAXES"), shall be borne equally by Buyer and Seller. Notwithstanding anything to the contrary in this Section 4.10, any Tax Returns that must be filed in connection with Transfer Taxes shall be prepared and filed when due by the party primarily or customarily responsible under the applicable local law for filing such Tax Returns, and such party will use reasonable commercial efforts to provide such Tax Returns to the other party at least 10 days prior to the due date for such Tax Returns. If such a Tax Return is not timely filed, any interest and penalties incurred as a result shall be the responsibility of the filing party. In the event that any dispute between the parties concerning the form or content of such Tax Returns cannot be timely resolved prior to their due date through good-faith negotiation, the determination of the filing party shall be controlling.

         (e) At the request of Buyer, in Buyer's sole discretion, Parent agrees to join Buyer in making a timely, irrevocable and effective election under section 338(h)(10) of the Code (and any comparable elections under state, local or foreign Tax law) (collectively, the "SECTION 338(h)(10) ELECTION") with respect to the acquisition of the Shares by Buyer pursuant to this Agreement. Prior to the due date for filing IRS Form 8023 and any similar forms under applicable state, local or foreign income Tax law (the "FORMS"), Buyer and Parent shall cause the Forms to be duly executed by an authorized Person for Buyer and Parent, respectively. Buyer shall duly and timely file the Forms as prescribed by Treasury Regulation Section 1.338(h)(10)-1 or the corresponding provisions of applicable state, local or foreign income Tax law. Buyer and Parent agree that the Purchase Price and the liabilities of the Company (plus other relevant items) shall be allocated among the assets of the Company for Tax purposes in the manner required under section 338 of the Code and the Treasury Regulations promulgated thereunder. Buyer and Parent shall endeavor in good faith to reach timely agreement on such allocation. Buyer, Seller, Parent and the Company shall duly and timely file the Forms and all Tax Returns (including IRS Form 8883) in a manner consistent with the two preceding sentences. Buyer and Parent shall cooperate fully with each other in the making of the Section 338(h)(10) Election. Parent shall be responsible for all federal, state, local and foreign income, franchise or similar Taxes resulting from the
Section 338(h)(10) Election. In the event a state or local Tax authority does not allow or respect the Section 338(h)(10) Election and treats the federal
Section 338(h)(10) Election as an election under Code Section 338(g) for state or local income Tax purposes, Buyer shall be responsible (up to a maximum responsibility of $100,000) for the excess, if any, of (1) the net amount of state and local income, franchise or similar Taxes imposed by such Tax authority on the actual sale of the Shares to Buyer and the deemed sale of assets by the Company over (2) the amount of such Taxes that would have been so imposed if such sale had instead been treated as a sale of the assets of the Company followed by the liquidation of the Company, and Parent shall be responsible for the remainder of such Taxes.

         (f) Seller and Buyer shall each promptly provide the other with such assistance as may reasonably be requested by either of them in connection with the preparation of any Tax Return, any audit or other examination by any Tax authority or any judicial or administrative proceeding with respect to Taxes; and each shall retain in accordance with its customary document retention policies (but at least until the expiration of the applicable statute of limitations) and promptly provide the other with any records or other information which may be relevant to any such return, audit examination or proceeding.

         (g) Buyer shall, in the event that Buyer or, following the Closing Date, the Company receives notice (whether orally or in writing) of any audit, examination or claim by any taxing authority with respect to Taxes for which Buyer or its Affiliates may be indemnified hereunder (a "TAX CLAIM"), promptly notify Seller thereof, provided, however, that failure to give such notification shall not affect the right of Buyer to indemnification provided hereunder except to the extent that Seller has been actually prejudiced by such failure. Except in the case of Taxes imposed with respect to a Straddle Period, Seller shall have the right to contest, at its own expense, any Tax Claim, and shall be entitled to control any such contest, provided, however, that Seller shall not be entitled to settle or compromise any such contest without the consent of Buyer, which consent shall not be unreasonably withheld or delayed, if such settlement or compromise could affect the tax liability of Buyer or any of its Affiliates for any period after the Closing Date, and provided, further that Buyer may elect to participate, at its sole cost, with counsel of its choice in any such contest. In the case of the contest of a Tax Claim with respect to any Straddle Period, Seller shall have the right to participate at its own expense in any such contest to the extent that the outcome could affect the liability of Seller hereunder, and Buyer shall not settle any such contest in a manner that could affect the liability of Seller without Seller's consent, which consent shall not be unreasonably withheld or delayed. If Seller fails timely to defend, contest or otherwise protect against any Tax Claim that it is entitled to control pursuant to this Section 4.10(g), Buyer shall have the right to do so, including, without limitation, the right to make any compromise or settlement thereof, and Buyer shall be entitled to recover the entire cost thereof from Seller, including, without limitation, reasonable attorneys' fees, disbursements and amounts paid as a result of such Tax Claim.

         (h) Seller shall indemnify, defend and hold harmless Buyer, the Company and any members of any group filing consolidated, combined or unitary, federal, state or local income Tax Returns with Buyer or the Company (collectively, the "BUYER TAX INDEMNITEES") from and against all Losses (as defined in Section 8.2(a)) attributable to (i) Taxes of the Company for any

Tax period ending on or before the Closing Date and the portion of any Straddle Period ending on the Closing Date (determined in accordance with Section 4.10(b)), (ii) Taxes attributable to the ownership interests of the Company in, or the activities of, any of the Retained Entities, and through the Closing Date, Alaskan Northwest Natural Gas Transportation Company (iii) Taxes of any member of an affiliated, consolidated, combined or unitary group of which the Company (or any predecessor) is or was a member on or prior to the Closing Date, including pursuant to Treasury Regulation Section 1.1502-6 or any analogous or similar state, local or foreign law or regulation, (iv) Taxes of any other Person imposed on the Company as a transferee or successor, by contract or otherwise, which Taxes relate to an event or transaction occurring on or before the Closing Date, (v) except as provided in the last sentence of Section 4.10(e), any Taxes attributable to the Section 338(h)(10) Election, or (vi) any breach of any representation or warranty made in Section 2.9 or any covenants or agreements made by Seller or Parent in this Section 4.10. Seller shall reimburse the appropriate Buyer Tax Indemnitee for any Losses which are the responsibility of Seller under this Section 4.10(h) within twenty (20) days after the payment of the underlying Taxes by the Buyer Tax Indemnitee.

         (i) Buyer shall indemnify, defend and hold harmless Seller, Parent and any members of any group filing consolidated, combined or unitary, federal, state or local income Tax Returns with Seller or Parent (collectively, the "SELLER TAX INDEMNITEES") from and against all Losses (as defined in Section 8.2(a)) attributable to any breach of any covenants or agreements made by Buyer in this Section 4.10. Buyer shall reimburse the appropriate Seller Tax Indemnitee for any Losses which are the responsibility of Buyer under this
Section 4.10(i) within twenty (20) days after the payment of the underlying Taxes by the Seller Tax Indemnitee.

         (j) Article VIII, other than Section 8.2(a)(i) (with respect to the representations and warranties in Section 2.18), Section 8.2(a)(ii) (with respect to employee benefit matters), Section 8.2(a)(iii), Section 8.8 and the limitations in Section 8.1, shall not be applicable to Losses attributable to Taxes and the rights and liabilities of the parties for indemnification of Losses attributable to Taxes shall be governed solely by this Section 4.10.

                  SECTION 4.11. INSURANCE, BONDS AND COLLATERAL.

         (a) Prior to the Closing, Buyer shall use its commercially reasonable efforts to take such actions as may be necessary or appropriate so that all surety bonds, letters of credit, and cash collateral issued in respect of the Company listed on Schedule 4.11 (collectively, the "SELLER'S BONDS") will be released and replaced immediately after the Closing, and Buyer shall take such actions as are necessary to replace and release all the Seller's Bonds not later than 30 days after the Closing Date by comparable surety bonds, letters of credit and cash collateral provided by Buyer or an Affiliate of Buyer ("BUYER'S BONDS"). Buyer shall reimburse Seller and its Affiliates for any and all Losses (in each case without deduction or set off) incurred on account of claims and payments made under or for the Seller's Bonds on or after the Closing Date upon the receipt by Buyer of a written request accompanied by reasonable documentation of the Losses for which reimbursement is requested.

         (b) From and after the Closing Date, except as provided in this Section 4.11(b), coverage for the Company under the Policies will terminate, and no new claims by or on behalf of the Company will accrue under the Policies. Seller shall purchase and pay in full any premium for a discovery period under the Specified Policies (as such term is defined in Section 9.16). This discovery period shall be effective as of the Closing Date and shall terminate on May 1, 2006 at 12:01 a.m. Central time. Such discovery period shall permit the Company to make claims under such excess liability policies through April 30, 2006 to the extent such claims relate to occurrences prior to the Closing Date and shall provide coverage to the full extent of the policies in respect of such extended discovery period. Seller will cause the Company to be named as an insured or additional insured under such policies to the extent of such discovery period. After the Closing Date, Seller or Parent shall continue to manage all workers' compensation and general liability and automobile liability claims of the Company, which are known and reported on or prior to the Closing Date, or which are covered under any insurance policy shown on Schedule 2.19. Seller shall be responsible for workmen's compensation claims by employees of the Company based upon pre-Closing occurrences, including related deductibles and administrative costs. Buyer shall be responsible for the deductible (to the extent not previously satisfied) in respect of claims (other than workmen's compensation claims) made against or by or on behalf of the Company prior to the Closing under the automobile general liability and excess liability policies of Parent maintained for the Williams Companies' group, but Seller shall be responsible for the other costs on account of such claims, including, without limitation, third party administration charges. Buyer shall be responsible for all costs on account of claims (other than workmen's compensation claims) made by or on behalf of the Company based on a pre-Closing occurrence when the claim is made after the Closing for all costs in excess of insurance on account of such claims, including, without limitation, deductibles and third party administration charges.

                  SECTION 4.12. INFORMATION TECHNOLOGY.

         (a) Upon the execution of this Agreement, the parties shall each designate representatives to a migration team ("IT MIGRATION TEAM") that shall be responsible for identifying all data, the specific software and hardware and related documentation and development materials, and agreements for the use, maintenance, training, support or service thereof necessary for Buyer to continue operations of the Company including, without limitation, all financial, accounting, operations, maintenance, billing, human resources and other aspects of the operations of the Company in the ordinary course at a level of quality and efficiency at least equal to the level experienced by the Company for the period commencing January 1, 2002 through the Closing Date (the "IT STANDARD"), including any Software listed on Schedule 2.12(a) that the IT Migration Team determines should be transferred to the Company in order to meet the IT Standard ("IT ASSETS"). The IT Migration Team shall also be responsible for developing a detailed plan to include cost estimates and timetables for: (i) successful conversion and loading of existing Company data, (ii) integration of the IT Assets into Buyer's or its Affiliate's information technology systems, (iii) transfer or replacement of IT Asset licenses and maintenance agreements not currently held in Company's name and (iv) any post-closing transitional services reasonably required by Buyer or the Company to meet the IT Standard ("IT MIGRATION PLAN"). The Migration Team shall complete the preparation of the IT Migration Plan no later than 30 days after execution of this Agreement. If the members of the IT Migration Team are unable to agree on aspects of the IT Migration Plan within such 30-day period, Buyer and Seller may request, at the option of either party and by notice to the other party, that their differences be resolved by a nationally recognized information technology consulting firm selected jointly by Buyer and Seller. If Buyer and Seller are unable to so select the nationally recognized information technology consulting firm within five days of any such notice, either Buyer or Seller may thereafter request that the CPR Institute for Dispute Resolution make such selection (as applicable, the firm selected by Buyer and Seller or the firm selected by the CPR Institute for Dispute Resolution is referred to as the "IT FIRM"). The parties shall direct the IT Firm to use its reasonable best efforts to render its resolution within 30 days after any disagreement is submitted by the parties. The fees and expenses of the IT Firm shall be shared equally by Buyer and Seller. Upon completion of the IT Migration Plan, the IT Migration Team promptly shall begin the pre-Closing implementation of the IT Migration Plan in order for the parties to complete the post-Closing transfer, conversion and loading of the Company data from Seller to Buyer or Buyer's designated Affiliates, all in accordance with the IT Migration Plan. The time for completion and execution of the IT Migration Plan shall be referred to as the "IT MIGRATION PERIOD." The respective rights, benefits and obligations of the parties, their Affiliates and the Company shall be addressed in the IT Migration Plan, including the provision of various services and products by Seller and its Affiliates to Buyer. The obligations of Seller, Buyer and the Company for the respective post-Closing transition period specified for such services or products in the IT Migration Plan, will be set forth in an agreement to be substantially in the form of the Transition Services Agreement attached as Exhibit 4.12 to be executed and delivered by Seller, Buyer and the Company at Closing (the "TRANSITION SERVICES AGREEMENT").

         (b) On or before the expiration of the IT Migration Period and in accordance with the IT Migration Plan, Seller shall, and shall cause its Affiliates to either: (i) assign to Buyer or the Company all of their respective right, title and interest in the IT Assets, including license and contract rights and secure any consents necessary for such assignment; (ii) with respect to license and software rights that, in accordance with the IT Migration Plan, are to be retained by Seller and its Affiliates during the IT Migration Periods, secure any consents necessary for the use by Seller and its Affiliates of the IT Assets on behalf of the Company or Buyer during the IT Migration Period; or
(iii) if requested by Buyer, obtain for the Buyer or its designated Affiliate, on commercially reasonable terms and at Buyer's expense, comparable replacements for any IT Assets not assigned pursuant to (i) above. Fees for license transfers or comparable replacements shall be borne by Buyer. Costs related to Seller's employees and contractors involved in the preparation and implementation of the IT Migration Plan shall be borne by Seller, and costs and expenses related to Buyer's employees and contractors involved in the preparation and implementation of the IT Migration Plan shall be borne by Buyer.

                  SECTION 4.13. SOFTWARE LICENSE.

         Effective upon the Closing Date, Seller, for itself and on behalf of its Affiliates, hereby grants to the Company, Buyer and its Affiliates, an irrevocable, nonexclusive, royalty-free, perpetual license, without right to sublicense (other than to its Affiliates), to use, copy, modify, enhance, and upgrade, and to have modified, used, enhanced and upgraded, solely for their internal business purposes and not as a service bureau, all computer software owned by Seller and/or its Affiliates which is used in connection with the business of the Company as conducted as of the Closing Date ("LICENSED SOFTWARE"). Any copies of the Licensed Software and any documentation related thereto must contain all copyright and other intellectual property rights notices included thereon. Except to the extent expressly provided in the Transition Services Agreement, the Company and Buyer shall not be entitled to receive, and Seller and its Affiliates shall have no obligation to provide, any modifications, enhancements, or upgrades made to the

Licensed Software by Seller subsequent to the Closing Date. Ownership of all Intellectual Property rights in the Licensed Software remains with Seller and its Affiliates. Buyer shall not, and shall not permit any of its Affiliates to, take any action inconsistent with Seller's and its Affiliates' rights in the Licensed Software. All rights not expressly granted herein to the Company and Buyer are retained by Seller and its Affiliates. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, THE LICENSED SOFTWARE AND ANY RELATED DOCUMENTATION ARE PROVIDED ON AN "AS IS" BASIS. SELLER AND ITS AFFILIATES HEREBY EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. SELLER AND ITS AFFILIATES DO NOT WARRANT THAT THE LICENSED SOFTWARE OR DOCUMENTATION ARE ERROR-FREE OR THAT COMPANY'S OR BUYER'S USE THEREOF WILL BE UNINTERRUPTED. ALL RIGHTS NOT EXPRESSLY GRANTED TO BUYER AND ITS AFFILIATES ARE RETAINED BY SELLER AND ITS AFFILIATES.

                  SECTION 4.14. NON-SOFTWARE COPYRIGHT LICENSE.

         Effective upon the Closing Date, Seller, for itself and on behalf of its Affiliates, hereby grants to the Company, Buyer and its Affiliates, a nonexclusive royalty-free, perpetual license, without right to sublicense, to use, copy, modify, enhance, and upgrade, solely for their internal business purposes and not as a service bureau, all manuals, user guides, standards and operation procedures and similar documents owned by Seller and/or its Affiliates and used by the Company. All copies of the foregoing must reproduce and include all copyright and other Intellectual Property rights notices provided by Seller. All rights not expressly granted to Buyer and its Affiliates are retained by Seller and its Affiliates.

                  SECTION 4.15. TRANSITIONAL TRADEMARK LICENSE.

         Effective upon the Closing Date, Seller and Seller's Affiliates, hereby grant to the Company and Buyer a nonexclusive, nontransferable, royalty-free license, without right to sublicense, to use, solely in the Company's business as it is then conducted, any and all of Seller's Marks solely to the extent appearing on existing inventory, advertising materials and property of the Company (such as signage, vehicles, and equipment) for a period of six (6) months from the Closing Date ("LICENSE PERIOD"). Buyer and the Company may use such existing inventory, advertising materials and property during the License Period, but shall not create new inventory, advertising materials or property using Seller's Marks. Buyer and the Company shall promptly replace or remove Seller's Marks on inventory, advertising materials and Property, provided that all such use shall cease no later than the end of the License Period. The nature and quality of all uses of Seller's Marks by Buyer and the Company shall conform to Seller's existing quality standards in existence as of the date hereof (a copy of which has been furnished to Buyer). Immediately upon expiration of the License Period, the Buyer and the Company shall cease all further use of Seller's Marks and shall adopt new trademarks, service marks, and trade names which are not confusingly similar to Seller's Marks. All rights not expressly granted in this section with respect to Seller's Marks are hereby reserved. If Buyer or the Company breaches the provisions of this section, Seller may immediately terminate the License Period upon 15 days advance written notice. Seller shall not use, from and after the Closing Date, any trademarks, service marks or trademarks owned by the Company.

                  SECTION 4.16. REPORTING COOPERATION.

                  Seller will cooperate with the independent auditors chosen by Buyer and its Affiliates, in connection with their audit of any annual consolidated financial statements of the Company that Buyer or any of its Affiliates requires to comply with Regulations S-X and S-K, and their review of any interim quarterly consolidated financial statements of the Company that Buyer or any of its Affiliates requires to comply with the reporting requirements of the SEC set forth in Regulations S-K and S-X, but in no event shall Seller be required pursuant to this Section 4.16 to cooperate with respect to more than five (5) years of such annual consolidated financial statements of the Company. Seller's cooperation will include (i) such access to Seller's employees who were responsible for preparing the consolidated financial statements and to workpapers and other supporting documents used in the preparation of the consolidated financial statements as may be required by such auditors to perform an audit in accordance with generally accepted auditing standards, (ii) delivery of one or more customary representation letters from Seller to such auditors that are requested by Buyer or any of its Affiliates to allow such auditors to complete an audit (or review of any interim quarterly financials), and to issue an opinion that in such Buyer Affiliate's experience is acceptable to the SEC with respect to an audit or review of those consolidated financial statements required pursuant to Section 4.16, (iii) cooperation with Buyer and its Affiliates to obtain any necessary consents from Ernst & Young, LLC to the use of the consolidated financial statements in any filings Buyer or any of its Affiliates pursuant to the Securities Act of 1933, as amended ("SECURITIES ACT") or the Securities and Exchange Act of 1934 and to cooperate in seeking to obtain any related comfort letters from Ernst & Young, LLC, and (iv) using commercially reasonable efforts to have Ernst & Young, LLC provide such other assistance as Buyer may reasonably request with respect to the foregoing. Buyer will reimburse Ernst & Young, LLC or Seller for any reasonable overhead costs with respect to the providing any comfort letters or consents or other assistance as provided above. Buyer or its appropriate Affiliate will be responsible for any fees due to its independent auditors for preparing the consolidated financial statements.

                  SECTION 4.17. TERMINATION OF CERTAIN RELATED PARTY CONTRACTS.

                  Effective as of the Closing Date, except as otherwise provided in Schedule 4.17, Seller shall have terminated, or caused the Company and Seller's other Affiliates to terminate the Affiliate Contracts and any commitments of the Company with respect to the 1Line customer service application being developed by Seller and its Affiliate. Seller shall be solely liable for any contractual or other claims, express or implied, arising out of the termination, cancellation and elimination of any of the foregoing and performance by the Company thereunder prior to Closing. Prior to Closing, Seller shall take such actions that are necessary to have the relevant parties amend the credit agreement described in Item 1 of Schedule 2.16(c) (the "PARENT CREDIT AGREEMENT") to remove the Company at or prior to the Closing as a borrower or guarantor, as applicable, under such credit agreement, to release the Company from any and all obligations under such credit agreement, and to obtain the release of any Encumbrances against the Shares or any assets and properties of the Company pledged in connection therewith.

                  SECTION 4.18. OTHER MATTERS.

         (a) On or prior to Closing, Seller and the Company shall execute and deliver the Assumption and Agreement in the form of Exhibit 4.18.

         (b) On or prior to Closing, Seller shall cause the List C Contracts (as such term is defined in Section 9.16) to be assigned to, and assumed by, Seller or one of its Affiliates (other than the Company), such assignment and assumption to be effected pursuant to an assignment and assumption agreement which provides for indemnification by Seller of the Company against Losses (as defined in Section 8.2(a)) with respect to the List C Contracts and is otherwise in a form reasonably acceptable to Buyer.

         (c) Prior to the Closing, the Seller shall take such actions as may be necessary or appropriate to cause the liens and security interests evidenced by those certain filings on Standard Forms-UCC 1 (including any continuations thereof) filed in Daviess County, Kentucky by Citicorp North America, Inc., as Agent, as Secured Party in respect of the Company, or Debtor, and relating to the Trade Receivable Purchase and Sale Agreements identified therein, to be released, and evidence of such release shall be furnished to Buyer (which evidence shall be reasonably acceptable to Buyer).

                  SECTION 4.19. GUARANTIES.

         Loews Corporation will execute, upon execution of this Agreement, a guaranty substantially in the form of Exhibit 4.19(a), and Parent will execute, upon execution of this Agreement, a guaranty substantially in the form of
Exhibit 4.19(b).

                  SECTION 4.20. COMPANY OFFICERS AND DIRECTORS.

         (a) Prior to Closing, Seller shall furnish to Buyer a list of the Persons then serving as an officer or director of the Company.

         (b) Seller shall use its reasonable efforts to cause the resignations delivered under Section 5.1(h) for the officers, directors or managers of the Company who are not Transferred Employees to include releases of the Company in a form reasonably satisfactory to Buyer. If Seller is not able to obtain such a release from any such Person prior to the Closing, Seller shall agree to indemnify the Company and Buyer from any claims by such Person against the Company arising from such Person acting as an officer, director, or manager of the Company, in a form reasonably acceptable to Buyer.

                  SECTION 4.21. WORK PROTOCOL.

         Upon the receipt by Seller of a written notice timely given under
Schedule 4.21, the parties shall follow and comply with the protocols and procedures set forth in Schedule 4.21.

                                   ARTICLE V.
                       CONDITIONS TO OBLIGATIONS OF BUYER

          The obligations of Buyer to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by Buyer in its sole discretion:

                  SECTION 5.1. RECEIPT OF DOCUMENTS.

         Seller shall have delivered, or be standing ready to deliver, to Buyer:

         (a) a duly executed Stock Transfer dated the Closing Date.

         (b) any documents Buyer may reasonably require relating to the existence of Seller, the Company and the authority of Seller and the Company and its shareholders for this Agreement and the Transaction Documents, all in form and substance reasonably satisfactory to Buyer;

         (c) the books of account, minute books, stock ledgers and Organizational Documents of the Company and copies of the employee records of the Additional Employees who have accepted offers of employment from Buyer (other than copies of medical records and other records that require the consent of the employee to be disclosed to Buyer relating to such Additional Employees);

         (d) evidence, reasonably satisfactory to Buyer, of the dividend or transfer to Seller or its Affiliates effective prior to Closing of all ownership interests in the Retained Entities;

         (e) evidence, reasonably satisfactory to Buyer, of the termination of the agreements described in Section 4.17, the amendment of the Parent Credit Agreement and the releases described in Section 4.17;

         (f) an opinion of Seller's counsel in a form reasonably satisfactory to Buyer;

         (g) a properly executed statement, dated as of the Closing Date, in form and substance reasonably acceptable to Buyer conforming to the requirements of Treasury Regulation Section 1.1445-2(b)(2), and any other certificate or similar documents reasonably requested by Buyer that may be required by any relevant Tax authority in order to relieve Buyer of any obligation to withhold any portion of the Purchase Price;

         (h) if requested by Buyer, duly executed letters of resignation from any or all of the officers, directors and managers of the Company, in a form reasonably acceptable to Buyer; and

         (i) certificates of insurance naming Buyer and the Company as an insured or additional insured under the extended discovery period coverage described in Section 4.11(b).

                  SECTION 5.2. REPRESENTATIONS AND WARRANTIES OF SELLER.

         All representations and warranties made by Seller in this Agreement (i) that are qualified as to materiality or Material Adverse Effect or similar exception or qualifier shall be true and correct in all respects, (ii) in Section 2.9(b)(xvii) shall be true and correct in all respects and (iii) except for the representation and warranty referred to in clause (ii), that are not qualified as to materiality or Material Adverse Effect or similar exception or qualifier shall be true and correct in all material respects, in each case, on and as of the Closing Date as if again made by Seller on and as of such date, and Buyer shall have received a certificate dated the Closing Date and signed by a senior executive officer of Seller to that effect.

                  SECTION 5.3. PERFORMANCE OF SELLER'S OBLIGATIONS.

         Seller shall have performed all obligations required under this Agreement to be performed by it on or before the Closing Date in all material respects, and Buyer shall have received a certificate dated the Closing Date and signed by a senior executive officer of Seller to that effect.

                  SECTION 5.4. CONSENTS AND APPROVALS.

         The consents, waivers, authorizations and approvals set forth on
Schedule 2.6 or that are required under the documents listed in Schedule 2.6 shall have been duly obtained and shall be in full force and effect on the Closing Date. All applicable waiting periods under the HSR Act shall have expired or been terminated.

                  SECTION 5.5. NO VIOLATION OF ORDERS.

         No preliminary or permanent injunction or other order issued by any Governmental Authority, which declares this Agreement or any of the Transaction Documents invalid or unenforceable in any respect or which prevents the consummation of the transactions contemplated hereby shall be in effect; and no action or proceeding before any Governmental Authority shall have been instituted by a Governmental Authority or other person or threatened by any Government Authority which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or any of the Transaction Documents or which challenges the validity or enforceability of this Agreement.

                  SECTION 5.6. TRANSITION SERVICES AGREEMENT.

         The parties shall have executed and delivered prior to or at Closing the Transition Services Agreement.

                                   ARTICLE VI.
                       CONDITIONS TO OBLIGATIONS OF SELLER

          The obligations of Seller to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by Seller in its sole discretion:

                  SECTION 6.1. REPRESENTATIONS AND WARRANTIES OF BUYER.

         All representations and warranties made by Buyer in this Agreement (i) that are qualified as to materiality or Material Adverse Effect or similar exception or qualifier shall be true and correct in all respects and (ii) that are not qualified as to materiality or material adverse effect or similar exception or qualifier shall be true and correct in all material respects, in each case, on and as of the Closing Date as if again made by Buyer on and as of such date, and Seller shall have received a certificate dated the Closing Date and signed by a senior executive officer of Buyer to that effect.

                  SECTION 6.2. PERFORMANCE OF BUYER'S OBLIGATIONS.

         Buyer shall have performed all obligations required under this Agreement to be performed by it on or before the Closing Date except for such non-performance as would not, individually or in the aggregate, have a material adverse effect on Buyer's ability to perform its obligations under this Agreement, and Seller shall have received a certificate dated the Closing Date and signed by a senior executive officer of Buyer to that effect.

                  SECTION 6.3. CONSENTS AND APPROVALS.

         All consents, waivers, authorizations and approvals set forth on
Schedule 3.4 or that are required under the documents listed in Schedule 3.4 shall have been duly obtained and shall be in full force and effect on the Closing Date. All applicable waiting periods under the HSR Act shall have expired or been terminated.

                  SECTION 6.4. NO VIOLATION OF ORDERS.

         No preliminary or permanent injunction or other order issued by any Governmental Authority, that declares this Agreement invalid or unenforceable in any respect or which prevents the consummation of the transactions contemplated hereby shall be in effect; and no action or proceeding before any Governmental Authority, shall have been instituted by a Governmental Authority or other person or threatened by any Governmental Authority which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

                  SECTION 6.5. PURCHASE PRICE.

         Buyer shall have paid and delivered to Seller, or be standing ready to pay and deliver to Seller, the Estimated Purchase Price.

SECTION 6.6.  OPINION OF BUYER'S COUNSEL.

         Buyer shall have delivered, or be standing ready to deliver, to Seller an opinion of Buyer's counsel in a form reasonably satisfactory to Seller.

                                  ARTICLE VII.
                           TERMINATION AND ABANDONMENT

                  SECTION 7.1. METHODS OF TERMINATION; UPSET DATE.

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing:

         (a) by the mutual written consent of Seller and Buyer;

         (b) by Seller, if Buyer fails to comply with any of its covenants or agreements contained herein, or breaches its representations and warranties contained herein, which failure to comply or breach is not cured within 30 days after receipt by Buyer from Seller of written notice specifying particularly such failure to comply or breach, and such failure to comply or breach would result in a failure to satisfy the conditions to Closing set forth in Sections
6.1 and/or 6.2;

         (c) by Buyer, if Seller fails to comply with any of its covenants or agreements contained herein, or breaches its representations and warranties contained herein, which failure to comply or breach is not cured within 30 days after receipt by Seller from Buyer of written notice specifying particularly such failure to comply or breach, and such failure to comply or breach would result in the failure to satisfy the conditions to Closing set forth in Sections
5.2 and/or 5.3;

         (d) by Seller or Buyer, if a Governmental Authority shall have issued an order, decree or ruling or taken any other action (which order, decree or ruling the parties hereto shall use their reasonable best efforts to lift), which permanently restrains, enjoins or otherwise prohibits the transactions contemplated by this Agreement and which order, decree, ruling or other action is not subject to appeal; or

         (e) by Seller or Buyer at any time after June 30, 2003, provided that the terminating party is not in default of its obligations hereunder in any material respect.

                  SECTION 7.2. PROCEDURE UPON TERMINATION.

         In the event of termination and abandonment of this Agreement pursuant to Section 7.1, written notice thereof shall forthwith be given to the other party hereto and this Agreement shall terminate and the transactions contemplated hereby shall be abandoned, without further action by Seller or Buyer. If this Agreement is terminated as provided herein, no party to this Agreement shall have any liability or further obligation to any other party to this Agreement except as provided in Sections 8.4, 8.6, 9.3, 9.4, 9.11 and 9.12 hereof; provided, however, that no termination of this Agreement pursuant to this Article VII shall relieve any party of liability for a willful and material breach of any representation or warranty contained in this Agreement or for any material breach of a covenant or agreement contained in this Agreement, in each case occurring before such termination.

                                  ARTICLE VIII.
                            SURVIVAL; INDEMNIFICATION

                  SECTION 8.1. SURVIVAL.

         The representations and warranties of Seller contained herein or in any certificates or other documents delivered pursuant to this Agreement on the Closing and Seller's covenants in Section 4.1 hereof shall survive the Closing until the first anniversary of the Closing Date, provided, however, that the representations and warranties set forth in Section 2.2 (Capitalization; Title),
Section 2.4 (Validity of Agreement; Authorization), and Section 2.17 (Brokers) shall survive indefinitely and the representations and warranties set forth in
Section 2.9 (Tax Matters) and the covenants set forth in Section 4.10 (Tax Covenants) shall survive for a period equal to thirty (30) days after the applicable statute of limitations (as the same may be extended) for each Tax and taxable year. The other agreements, covenants and terms of this Agreement and the agreements delivered in connection herewith shall survive the Closing.

                  SECTION 8.2. INDEMNIFICATION COVERAGE.

         (a) From and after the Closing, Seller shall indemnify and defend, save and hold Buyer, the Company and their Affiliates and each of their officers, directors, employees and agents (collectively, the "BUYER INDEMNIFIED PARTIES") harmless if any such Buyer Indemnified Party shall suffer any damage, judgment, fine, penalty, demand, settlement, liability, loss, cost, Tax, expense (including reasonable attorneys', consultants' and experts' fees), claim or cause of action (each, a "LOSS") arising out of, relating to or resulting from:

                           (i)      any breach or inaccuracy in any
         representation by Seller or the breach of any warranty by Seller contained in this Agreement or any certificates or other documents delivered pursuant to this Agreement on Closing;

                           (ii) any failure by Seller to perform or observe any term, provision, covenant, or agreement on the part of Seller to be performed or observed under this Agreement;

                           (iii) any Loss for which the Company has joint and several liability with Parent or any Affiliate of Parent under Title IV of ERISA or the Code or to the PBGC with respect to termination of any employee pension benefit plan that is or was maintained or sponsored by Seller or any of its Affiliates (other than the Company)), and is subject to Title IV of ERISA but excluding any such liability covered under Section 4.10 hereof;

                           (iv) any claim arising out of a Person's exposure to asbestos containing material that originated from or that was used in any buildings or other facilities owned or leased by the Company on or prior to the Closing Date but only to the extent such exposure occurred on or prior to the Closing Date;

                                    (v)      actions, investigations, suits or
         proceedings set forth on Schedule 8.2(v);

                                    (vi)     matters or claims arising out of
         the operations of or the participation by the Company in the Retained Entities or the Company's ownership interest therein;

                                    (vii)    claims made under the contracts
         described in Schedule 8.2(vii); and

                                    (viii)   the enforcement of the provisions
         of this Section 8.2(a).

                                    For purposes of determining the amount of
any Loss incurred under subsection (i) above (but not for purposes of determining whether or not a breach has occurred), each representation and warranty shall be read without giving effect to any materiality or Material Adverse Effect or similar exception or qualifier set forth therein.

         (b) From and after the Closing, Buyer and the Company shall indemnify and defend, save and hold Seller and its Affiliates and its and their officers, directors, employees and agents (collectively, the "SELLER INDEMNIFIED PARTIES") harmless if Seller Indemnified Parties shall suffer any Loss arising out of, relating to, or resulting from:

                                    (i)      any breach or inaccuracy in any
         representation by Buyer or the breach of any warranty by Buyer contained in this Agreement or any certificates or other documents delivered pursuant to this Agreement on Closing;

                                    (ii)     any failure by Buyer to perform or
         observe any term, provision, covenant, indemnity, or agreement on the part of Buyer to be performed or observed under this Agreement; and

                                    (iii)    the enforcement of the provisions
         of this Section 8.2(b).

                                    For purposes of determining the amount of
any Loss incurred under subsection (i) above (but not for purposes of determining whether or not a breach has occurred), each representation and warranty shall be read without giving effect to any materiality or Material Adverse Effect or similar exception or qualifier set forth therein.

         (c) The foregoing indemnification obligations shall be subject to the following limitations:

                                    (i) Seller's aggregate liability under
         Section 8.2(a)(i) shall not exceed $78,000,000.00;

                                    (ii) no indemnification for any Losses
         asserted against Seller under Section 8.2(a)(i) shall be required unless and until the cumulative aggregate amount of such Losses against Seller exceeds $7,500,000.00 (the "DEDUCTIBLE"), at which point Seller shall be obligated to indemnify the Buyer Indemnified Parties (as hereinafter defined) only as to the amount of such Losses in excess of the Deductible, subject to the limitation in Section 8.2(c)(i) and as the Deductible may be reduced under Section 4.7;

                                    (iii) the amount of any Losses suffered by a
         Seller Indemnified Party or a Buyer Indemnified Party, as the case may be (such party seeking indemnification, the "INDEMNIFIED PARTY," and the other party, the "INDEMNIFYING PARTY"), shall be reduced by any third-party insurance or other indemnification benefits which such party receives in respect of or as a result of such Losses. If any Losses for which indemnification is provided hereunder are subsequently reduced by any third-party insurance or other indemnification benefit or recovery, the amount of the reduction shall be remitted to the Indemnifying Party;

                                    (iv) any calculation of Losses for purposes
         of Article VIII hereof shall take into account any U.S. federal, state or local tax consequences to Seller Indemnified Party or Buyer Indemnified Party seeking indemnification pursuant to this Article VIII hereof, as the case may be;

                                    (v) no claim may be asserted nor may any
         action be commenced against Seller for breach or inaccuracy of any representation or breach of a warranty or covenant, unless written notice of such claim or action is received by Seller describing in reasonable detail the facts and circumstances with respect to the subject matter of such claim or action on or prior to the date on which the representation or warranty or covenant on which such claim or action is based ceases to survive as set forth in Section 8.1;

                                    (vi) an Indemnified Party shall not be
         entitled under this Agreement to multiple recovery for the same Losses;

                                    (vii) the limitations on indemnification set
         forth in clauses (i) and (ii) of this Section 8.2(c) shall not apply to any Losses arising from any inaccuracy or breach of Sections 2.2 or 2.17; and

                                    (viii) any indemnification for Losses
         asserted by Buyer under Section 8.2(a)(iv) that relate to a Person's exposure both before and after the Closing Date shall be reduced to the extent such Losses resulted from Buyer's, the Company's or any of its or their representatives' or contractors' failure to comply with applicable Environmental Laws when abating, managing, treating, or otherwise handling asbestos after the Closing Date in any of the buildings or facilities that are subject to the indemnity in Section 8.2(a)(iv).

                  SECTION 8.3. PROCEDURES.

         (a) Any Indemnified Party shall notify the Indemnifying Party (with reasonable specificity) promptly after it becomes aware of facts supporting the commencement of or the assertion of any claim or action, suit or proceeding by a third party in respect of which indemnification under this Article VIII may be sought (each, a "THIRD PARTY CLAIM"), and shall provide to the Indemnifying Party as soon as practicable thereafter copies of all papers served (if any) with respect to such Third Party Claim. Subject to Section 8.2(c)(v), the failure to so notify or provide information to the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to any Indemnified Party, except to the extent that the Indemnifying

Party is materially prejudiced by the Indemnified Party's failure to give such notice, in which case the Indemnifying Party shall be relieved from its obligations hereunder to the extent of such material prejudice. If the Indemnifying Party does not dispute its potential liability to the Indemnified Party with respect to such Third Party Claim, then the Indemnifying Party shall have the right, exercisable by written notice to the Indemnified Party within ten days after receipt of notice from the Indemnified Party of the Third Party Claim (each, a "ELECTION PERIOD"), to participate in and defend, contest or otherwise protect the Indemnified Party against any such claim, action, suit or proceeding with counsel of the Indemnifying Party's choice (which counsel shall be reasonably satisfactory to the Indemnified Party) at its sole cost and expense; provided, however, that the Indemnifying Party shall not make any settlement or compromise without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed) unless the sole relief provided is monetary damages that are paid in full by the Indemnifying Party. The Indemnified Party shall have the right, but not the obligation, to participate at its own expense in the defense thereof by counsel of the Indemnified Party's choice and shall in any event use its reasonable best efforts to cooperate with and assist the Indemnifying Party. If the Indemnifying Party disputes its potential liability to the Indemnified Party, does not elect within the Election Period to defend the claim or action or fails to timely and diligently defend, contest or otherwise protect against such suit, action, investigation, claim or proceeding, the Indemnified Party shall have the right to do so, including, without limitation, the right to make any compromise or settlement thereof, and the Indemnified Party shall be entitled to recover the entire cost thereof from the Indemnifying Party, including, without limitation, reasonable attorneys' fees, disbursements and amounts paid as the result of such suit, action, investigation, claim or proceeding. Payments of all amounts owing by the Indemnifying Party pursuant to this Section 8.l3(a) shall be made not later than thirty (30) days after the latest of (A) the settlement of the Third Party Claim, (B) the expiration of the period for appeal of a final adjudication of such Third Party Claim or (C) the expiration of the period for appeal of a final adjudication of the Indemnifying Party's liability to the Indemnified Party under this Agreement.

         (b) If an Indemnified Party should have a claim against an Indemnifying Party hereunder which does not involve a Third Party Claim, the Indemnified Party shall transmit a written indemnity notice to the Indemnifying Party describing in detail the nature of the claim and the basis of the Indemnified Party's request for indemnification under this Agreement and including all supporting documentation. If the Indemnifying Party notifies the Indemnified Party that it does not dispute such claim, the Indemnifying Party shall pay the Indemnified Party the amount of such claim within thirty (30) days of such notice. If the Indemnifying Party disputes such claim, the Indemnifying Party shall notify the Indemnified Party and such dispute shall be resolved by litigation in an appropriate court of competent jurisdiction.

         (c) Notwithstanding anything to the contrary in this Section 8.3, should any Third Party Claim hereunder involve a situation where the Indemnified Party reasonably anticipates that part of the claim will be borne by it and part of the claim will be borne by the Indemnifying Party due to the existence of the limitations in Section 8.2(c)(i) or (ii), the parties shall jointly consult and proceed as to any such Third Party Claim.

                  SECTION 8.4. WAIVER OF CONSEQUENTIAL, ETC. DAMAGES.

         NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, BUYER SHALL NOT BE LIABLE TO ANY OF THE SELLER INDEMNIFIED PARTIES, NOR SHALL SELLER BE LIABLE TO ANY OF THE BUYER INDEMNIFIED PARTIES, FOR ANY EXEMPLARY, PUNITIVE, SPECIAL, INDIRECT, CONSEQUENTIAL, REMOTE, OR SPECULATIVE DAMAGES OR LOSSES (INCLUDING, WITHOUT LIMITATION, ANY DAMAGES OR LOSSES ON ACCOUNT OF LOST PROFITS OR OPPORTUNITIES) RESULTING FROM OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, EXCEPT FOR ANY OF THE FOREGOING CONSTITUTING OR RESULTING FROM A THIRD PARTY CLAIM.

                  SECTION 8.5. COMPLIANCE WITH EXPRESS NEGLIGENCE RULE.

         ALL RELEASES, DISCLAIMERS, LIMITATIONS ON LIABILITY, AND INDEMNITIES IN THIS AGREEMENT, INCLUDING THOSE IN THIS ARTICLE VIII, SHALL APPLY EVEN IN THE EVENT OF THE SOLE, JOINT, AND/OR CONCURRENT NEGLIGENCE, STRICT LIABILITY, OR OTHER FAULT OF THE PARTY WHOSE LIABILITY IS RELEASED, DISCLAIMED, LIMITED, OR INDEMNIFIED.

                  SECTION 8.6. LIQUIDATED DAMAGES.

         If (a) Seller terminates this Agreement as provided in Section 7.1(b), or (b) (i) the conditions to the obligations of Buyer set forth in Article V have been satisfied, (ii) this Agreement has not been terminated pursuant to Sections 7.1(a), (c), or (d), and (iii) the Closing has not occurred by June 30, 2003, then Buyer shall pay to Seller a sum equal to $40,000,000.00 by wire transfer of immediately available funds to a bank account in the United States of America designated in writing by Seller not later than three days following receipt of such designation. BUYER HEREBY ACKNOWLEDGES THAT (1) THE EXTENT OF DAMAGES TO SELLER CAUSED BY THE FAILURE OF THIS TRANSACTION TO BE CONSUMMATED WOULD BE IMPOSSIBLE OR EXTREMELY DIFFICULT TO ASCERTAIN (2) THE AMOUNT OF THE LIQUIDATED DAMAGES PROVIDED FOR IN THIS SECTION 8.6 IS A FAIR AND REASONABLE ESTIMATE OF SUCH DAMAGES UNDER THE CIRCUMSTANCES AND (3) RECEIPT OF SUCH AMOUNT BY SELLER DOES NOT CONSTITUTE A PENALTY AND WILL BE SELLER'S SOLE AND EXCLUSIVE REMEDY FOR SUCH TERMINATION OF THIS AGREEMENT.

                  SECTION 8.7. REMEDY.

         Except for seeking equitable relief, from and after the Closing the sole remedy of a party in connection with (i) a breach or inaccuracy of the representations, or breach of warranties, in this Agreement or any certificates or other documents delivered pursuant to this Agreement on Closing, or (ii) any failure by a party to perform or observe any term, provision, covenant, or agreement on the part of such party to be performed or observed under this Agreement, shall, in each case, be as set forth in this Article VIII, Section
4.10 or Section 9.3.

                   SECTION 8.8. TAX TREATMENT OF INDEMNITY PAYMENTS.

         Each party, to the extent permitted by applicable law, agrees to treat any payments made pursuant to Section 4.10 or this Article VIII as adjustments to the Purchase Price for all federal and state income and franchise Tax purposes.

                  SECTION 8.9. LITIGATION ASSISTANCE.

         From and after the Closing, Buyer shall cause the Company to provide, at no cost to Seller, (a) access to all records, files and information maintained or held by the Company with respect to the litigation and claims referred to in Section 8.2(a)(v) and Schedule 8.2(v), the Retained Entities and the contracts referred to in Section 8.2(a)(vii) and Schedule 8.2(vii) and (b) make available all employees of the Company who have knowledge of such litigation and claims, the Retained Entities and such contracts, in each case, upon the reasonable request by Seller from time to time.

                                   ARTICLE IX.
                            MISCELLANEOUS PROVISIONS

                  SECTION 9.1. PUBLICITY.

         On or prior to the Closing Date, neither party shall, nor shall it permit its Affiliates to, issue or cause the publication of any press release or other announcement with respect to this Agreement or the transactions contemplated hereby without the consent of the other party hereto. Notwithstanding the foregoing, in the event any such press release or announcement is required by law or stock exchange rule to be made by the party proposing to issue the same, such party shall use its reasonable best efforts to consult in good faith with the other party prior to the issuance of any such press release or announcement.

                  SECTION 9.2. SUCCESSORS AND ASSIGNS; NO THIRD-PARTY BENEFICIARIES.

         Neither party shall assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other party, except that Buyer, and after the Closing, Seller may assign its rights or delegate its obligations under this Agreement to an Affiliate without such consent (but no such assignment or delegation shall relieve the assignor or delegator of its obligations hereunder). Except as provided in the preceding sentence, this Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and permitted assigns. Except as contemplated by Article VIII, Section 4.10 or Section 9.3, nothing in this Agreement shall confer upon any Person not a party to this Agreement, or the legal representatives of such Person, any rights or remedies of any nature or kind whatsoever under or by reason of this Agreement.

                  SECTION 9.3. INVESTMENT BANKERS, FINANCIAL ADVISORS, BROKERS AND FINDERS.

         (a) Seller shall indemnify and agrees to defend and hold the Buyer Indemnified Parties harmless against and in respect of all claims, losses, liabilities and expenses which may be asserted against any Buyer Indemnified Party by any broker or other person who claims to be entitled to an investment banker's, financial advisor's, broker's, finder's or similar fee or commission in respect of the execution of this Agreement or the consummation of the transactions contemplated hereby, by reason of his acting at the request of Seller or the Company or any of their respective Affiliates.

         (b) Buyer shall indemnify and agrees to save and hold the Seller Indemnified Parties harmless against and in respect of all claims, losses, liabilities, fees, costs and expenses which may be asserted against any Seller Indemnified Party by any broker or other person who claims to be entitled to an investment banker's, financial advisor's, broker's, finder's or similar fee or commission in respect of the execution of this Agreement or the consummation of the transactions contemplated hereby, by reason of his acting at the request of Buyer or any of their respective Affiliates.

                  SECTION 9.4. FEES AND EXPENSES.

         Except as otherwise expressly provided in this Agreement, all legal, accounting and other fees, costs and expenses of a party hereto incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses. Seller and Buyer shall each bear one-half of the costs of HSR Act filing fees.

                  SECTION 9.5. NOTICES.

         All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if delivered personally or sent by overnight courier or sent by facsimile (with evidence of confirmation of receipt) to the parties at the following addresses:

         (a) If to Buyer, to:

                  Loews Pipeline Holding Corp.
                  667 Madison Avenue
                  New York, New York 10021
                  Facsimile: 212-935-6801
                  Attention: Corporate Secretary

                  with a copy to:

                  Dickstein Shapiro Morin & Oshinsky LLP
                  2101 L Street N.W.
                  Washington, D.C. 20037
                  Facsimile: 202-887-0689
                  Attention: Patrick W. Lynch

         (b) If to Seller, to:

                  Williams Gas Pipeline Company, LLC
                  One Williams Center
                  Tulsa, Oklahoma 74172

                  Facsimile: 918-573-5942
                  Attention: General Counsel

                  with a copy to:

                  Andrews & Kurth L.L.P.
                  600 Travis, Suite 4200
                  Houston, Texas  77002
                  Facsimile: 713-220-4285
                  Attention: G. Michael O'Leary or Hal V. Haltom, Jr.

or to such other Persons or at such other addresses as shall be furnished by either party by like notice to the other, and such notice or communication shall be deemed to have been given or made as of the date so delivered or mailed. No change in any of such addresses shall be effective insofar as notices under this
Section 9.5 are concerned unless such changed address is located in the United States of America and notice of such change shall have been given to such other party hereto as provided in this Section 9.5.

                  SECTION 9.6. ENTIRE AGREEMENT.

                  This Agreement, together with the Transaction Documents and the exhibits and schedules hereto and thereto, and the Confidentiality Agreement represent the entire agreement and understanding of the parties with respect to the transactions contemplated herein and therein and no representations or warranties have been made in connection with the transactions contemplated hereby or thereby other than those expressly set forth herein or therein. This Agreement, together with the Transaction Documents and the exhibits and schedules hereto and thereto, and the Confidentiality Agreement supersede all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement, the Transaction Documents and the Confidentiality Agreement and all prior drafts of this Agreement, the Transaction Documents and the Confidentiality Agreement, all of which are merged into this Agreement, the Transaction Documents and the Confidentiality Agreement, respectively. No prior drafts of this Agreement, the Transaction Documents or the Confidentiality Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action or suit involving this Agreement, the Transaction Documents or the Confidentiality Agreement.

                  SECTION 9.7. WAIVERS AND AMENDMENTS.

         Seller or Buyer may, by written notice to the other: (a) extend the time for the performance of any of the obligations or other actions of the other; (b) waive any inaccuracies in the representations or warranties of the other contained in this Agreement or in any document delivered pursuant to this Agreement by the other party; (c) waive compliance with any of the covenants of the other contained in this Agreement; (d) waive performance of any of the obligations of the other created under this Agreement; or (e) waive fulfillment of any of the conditions to its own obligations under this Agreement or in any documents delivered pursuant to this Agreement by the other party. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach, whether or not similar, unless such waiver specifically states that it is to be construed as a continuing waiver. This Agreement may be amended, modified or supplemented only by a written instrument executed by the parties hereto.

                  SECTION 9.8. SEVERABILITY.

         This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

                  SECTION 9.9. TITLES AND HEADINGS.

         The Article and Section headings and any table of contents contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision hereof.

                  SECTION 9.10. SIGNATURES AND COUNTERPARTS.

         Facsimile transmission of any signed original document and/or retransmission of any signed facsimile transmission shall be the same as delivery of an original. At the request of Buyer or Seller, the parties will confirm facsimile transmission by signing a duplicate original document. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

                  SECTION 9.11. ENFORCEMENT OF THE AGREEMENT.

         The parties hereto agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereto, this being in addition to any other remedy to which they are entitled at law or in equity.

                  SECTION 9.12. GOVERNING LAW.

         This Agreement shall be governed by and construed in accordance with the internal and substantive laws of New York and without regard to any conflicts of laws concepts which would apply the substantive law of some other jurisdiction.

                  SECTION 9.13. DISCLAIMER OF WARRANTIES.

         (a) INFORMATION. EXCEPT AS PROVIDED IN THIS AGREEMENT, SELLER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, AT COMMON LAW, STATUTORY OR OTHERWISE, WITH RESPECT TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION, RECORDS, AND DATA NOW, HERETOFORE, OR HEREAFTER MADE AVAILABLE TO BUYER IN CONNECTION

WITH THIS AGREEMENT (INCLUDING ANY DESCRIPTION OF THE COMPANY OR ITS FACILITIES OR EQUIPMENT, REVENUE, PRICE AND EXPENSE ASSUMPTIONS, FORECASTS, OR ENVIRONMENTAL INFORMATION, OR ANY OTHER INFORMATION FURNISHED TO BUYER BY SELLER OR ANY AFFILIATE OF SELLER OR ANY DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, AGENT, OR ADVISOR THEREOF).

         (b) FACILITIES. NOTWITHSTANDING ANYTHING CONTAINED TO THE CONTRARY IN ANY OTHER PROVISION OF THIS AGREEMENT, IT IS THE EXPLICIT INTENT OF EACH PARTY TO THIS AGREEMENT THAT, EXCEPT FOR THE REPRESENTATIONS OR WARRANTIES GIVEN IN THIS AGREEMENT, (I) SELLER IS NOT MAKING ANY REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS, IMPLIED, AT COMMON LAW, STATUTORY OR OTHERWISE, AND (II) BUYER ACKNOWLEDGES AND AGREES THAT THE FACILITIES, EQUIPMENT AND OTHER ASSETS OF THE COMPANY ARE BEING TAKEN BY BUYER, SUBJECT TO ALL FAULTS, "AS IS" AND "WHERE IS." WITHOUT LIMITING THE GENERALITY OF THE IMMEDIATELY PRECEDING SENTENCE, EXCEPT AS PROVIDED IN THIS AGREEMENT, SELLER HEREBY EXPRESSLY DISCLAIMS AND NEGATES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT COMMON LAW, STATUTORY, OR OTHERWISE, RELATING TO (I) THE CONDITION OF THE FACILITIES, EQUIPMENT AND OTHER ASSETS OF THE COMPANY (INCLUDING ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, OR THE PRESENCE OR ABSENCE OF ANY HAZARDOUS MATERIALS IN OR ON, OR DISPOSED OR DISCHARGED FROM, SUCH FACILITIES, EQUIPMENT AND OTHER ASSETS) OR (II) ANY INFRINGEMENT BY SELLER, THE COMPANY, OR ANY OF THEIR AFFILIATES OF ANY PATENT OR PROPRIETARY RIGHT OF ANY THIRD PARTY. BUYER HAS AGREED NOT TO RELY ON ANY REPRESENTATION MADE BY SELLER WITH RESPECT TO THE CONDITION, QUALITY, OR STATE OF THE FACILITIES, EQUIPMENT AND OTHER ASSETS OF THE COMPANY EXCEPT FOR THOSE IN THIS AGREEMENT, BUT RATHER, AS A SIGNIFICANT PORTION OF THE CONSIDERATION GIVEN TO SELLER FOR THIS PURCHASE AND SALE, HAS AGREED, EXCEPT AS PROVIDED IN THIS AGREEMENT, TO RELY SOLELY AND EXCLUSIVELY UPON ITS OWN EVALUATION OF THE COMPANY AND THE FACILITIES, EQUIPMENT AND OTHER ASSETS OF THE COMPANY. THE PROVISIONS CONTAINED IN THIS AGREEMENT ARE THE RESULT OF EXTENSIVE NEGOTIATIONS BETWEEN BUYER AND SELLER AND NO OTHER ASSURANCES, REPRESENTATIONS OR WARRANTIES ABOUT THE QUALITY, CONDITION, OR STATE OF THE COMPANY, TGT SUB, THE LLC AND THE FACILITIES, EQUIPMENT AND OTHER ASSETS OF THE COMPANY WERE MADE BY SELLER IN THE INDUCEMENT THEREOF, EXCEPT AS PROVIDED HEREIN.

                  SECTION 9.14. [INTENTIONALLY OMITTED]

                  SECTION 9.15. BULK SALES OR TRANSFER LAWS.

         Buyer hereby waives compliance by Seller with the provisions of any applicable bulk sales or transfer laws.

                  SECTION 9.16. CERTAIN DEFINITIONS.

         For purposes of this Agreement, the term:

         (a) "AFFILIATE" of a person means a person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned person.

         (b) "FUNDED DEBT" shall mean the Company's 7 1/4% debentures due 2027 and 8 5/8% Notes due 2004, as more fully described in Schedule 1.2.

         (c) "INTELLECTUAL PROPERTY" means proprietary inventions, marks (including trademarks and service marks), copyrights, mask works, applications therefor, patents thereon, registrations and licenses thereof, royalty rights, proprietary technical information, trade secrets, secret processes and procedures, know-how (including technical drawings and specifications), and Software including all property listed or described on Schedule 2.12(a).

         (d) "KNOWLEDGE" means the actual knowledge of Doug Whisenant, Brian Shore, Dean Jones, Alan Englehart, Kathy Kirk, Jamie Buskill, Tom Janorschke, Doug Field, Jim Hendrix, Jeff Heinrichs and Richard Rodekohr.

         (e) "LIST C CONTRACTS" means those 37 contracts, identified by Contract Number, set forth under the heading "Response - List C Contracts managed by Marketing Company" to Question No. GSR-1-(3k) (Requirements and has Supply) set forth in the Company's Response to Data Request of Customer Group 1 GSR Group (GSR-1) of Docket No. RP94-119.

         (f) "MATERIAL ADVERSE EFFECT" shall mean any condition, change, circumstance or event, individually or when taken together with all other conditions, changes, circumstances and events that have occurred during any relevant period of time prior to determination of Material Adverse Effect, that has a material adverse effect on (x) the assets, properties, business, results of operations or financial condition of the Company, it being understood that none of the following shall be deemed to constitute a Material Adverse Effect:
(i) any effect resulting from entering into this Agreement or the announcement of the transactions contemplated by this Agreement, (ii) any effect resulting from changes in general economic conditions in the industry in which the Company operates, and (iii) any effect resulting from changes in the United States or global economy as a whole, or (y) the ability of Seller to timely perform in all material respects its obligations under this Agreement and the Transaction Documents.

         (g) "PERSON" means an individual, corporation, association, trust, limited liability company, limited partnership, limited liability partnership, partnership, incorporated organization, other entity or group (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934).

         (h) "RETAINED ENTITIES" shall mean TGT Enterprises, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (the "LLC"), TGT Enterprises, Inc., a Delaware corporation and a wholly owned subsidiary of the LLC ("TGT SUB"), and Unitary GH&C Products, LLC, a limited liability company.

         (i) "SEC" means the Securities and Exchange Commission.

         (j) "SOFTWARE" means computer software programs and software systems (including, without limitation, all data, databases, compilations, tool sets, related documentation and materials, whether in source code, object code or human readable form and regardless of media).

         (k) "SPECIFIED POLICIES" shall mean the following insurance policies (or the May 1, 2003 renewals thereof):

Insurer                                            Policy Number          Limits
1.    Associated Electric & Gas                    X0559A1A02             $35,000,000 excess of a
      Insurance Services (AEGIS)                                          $2,000,000 SIR

2.    Energy Insurance Mutual (EIM)                501184-01GL            $100,000,000 excess of
                                                                          AEGIS

3.    (a)     Lloyd's - 65%                        EL0200289              $100,000,000 excess of EIM
      (b)     Scor/General Security
      (c)     Indemnity Company - 5%
      (d)     Axis - 10%
      (e)     Swiss Re/SR International
      (f)     Business Insurance
      (g)     Company - 10%
      (h)     Atrium - 10%

         (l) "TRANSACTION DOCUMENTS" shall mean the agreements, contracts, documents, instruments and certificates provided for in this Agreement to be entered into by one or more of the parties hereto or any of their Affiliates in connection with the transactions contemplated by this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

         SELLER:                    WILLIAMS GAS PIPELINE COMPANY, LLC

                                    By: /s/ James G. Ivey
                                        ----------------------------------------
                                    Name:   James G. Ivey
                                    Title:  Assistant Treasurer

         BUYER:                     LOEWS PIPELINE HOLDING CORP.

                                    By: /s/ Peter W. Keegan
                                        ----------------------------------------
                                    Name:   Peter W. Keegan
                                    Title:  Senior Vice President

         Parent is executing this Agreement solely with respect to its obligations under Section 4.10.

         PARENT:                    THE WILLIAMS COMPANIES, INC.

                                    By: /s/ Mark D. Wilson
                                        ----------------------------------------
                                    Name:   Mark D. Wilson
                                    Title:  Senior Vice President

                             Index of Defined Terms

1935 ACT.........................................................................................................          17
ADDITIONAL EMPLOYEES.............................................................................................          24
AFFILIATE........................................................................................................          53
AFFILIATE CONTRACTS..............................................................................................          12
AGREEMENT........................................................................................................           1
AVAILABLE EMPLOYEES..............................................................................................          24
BASE STATEMENT...................................................................................................           2
BUSINESS EMPLOYEES...............................................................................................          13
BUYER............................................................................................................           1
BUYER INDEMNIFIED PARTIES........................................................................................          43
BUYER TAX INDEMNITEES............................................................................................          32
BUYER'S 125 PLAN.................................................................................................          27
BUYER'S BONDS....................................................................................................          33
BUYERS SAVINGS PLAN..............................................................................................          26
CLOSING..........................................................................................................           1
CLOSING DATE.....................................................................................................           1
CLOSING STATEMENT................................................................................................           3
COBRA............................................................................................................          14
CODE.............................................................................................................           8
COMPANY..........................................................................................................           1
CONFIDENTIALITY AGREEMENT........................................................................................          30
CPA FIRM.........................................................................................................           4
CURRENT ASSETS...................................................................................................           2
CURRENT LIABILITIES..............................................................................................           2
DEDUCTIBLE.......................................................................................................          44
DEFINED BENEFIT PLAN.............................................................................................          14
ELECTION PERIOD..................................................................................................          46
EMPLOYEE PLANS...................................................................................................          13
ENCUMBRANCES.....................................................................................................           1
ENVIRONMENTAL LAW................................................................................................          17
ENVIRONMENTAL PERMITS............................................................................................          16
ERISA............................................................................................................          13
ESTIMATED PURCHASE PRICE.........................................................................................           2
ESTIMATED WORKING CAPITAL........................................................................................           2
EXCHANGE ACT.....................................................................................................           7
EXECUTION UPDATE.................................................................................................          29
FINAL CLOSING STATEMENT..........................................................................................           4
FINANCIAL STATEMENTS.............................................................................................           7
FORMS............................................................................................................          31
FUNDED DEBT......................................................................................................          53
GAAP.............................................................................................................           7
GOVERNMENTAL AUTHORITY...........................................................................................           6
HAZARDOUS MATERIAL...............................................................................................          17
HSR ACT..........................................................................................................          28
INDEMNIFIED PARTY................................................................................................          45

INDEMNIFYING PARTY...............................................................................................          45
INTELLECTUAL PROPERTY............................................................................................          53
IRS..............................................................................................................           7
IT ASSETS........................................................................................................          34
IT FIRM..........................................................................................................          35
IT MIGRATION PERIOD..............................................................................................          35
IT MIGRATION PLAN................................................................................................          34
IT MIGRATION TEAM................................................................................................          34
IT STANDARD......................................................................................................          34
KNOWLEDGE........................................................................................................          53
LEGAL PROCEEDING.................................................................................................          11
LICENSE..........................................................................................................          11
LICENSE PERIOD...................................................................................................          36
LICENSED SOFTWARE................................................................................................          35
LICENSES.........................................................................................................          11
LIST C CONTRACTS.................................................................................................          53
LLC..............................................................................................................          53
LOSS.............................................................................................................          43
MATERIAL ADVERSE EFFECT..........................................................................................          53
MATERIAL CONTRACTS...............................................................................................          12
MIRROR PLANS.....................................................................................................          28
NGA..............................................................................................................          17
OBJECTION........................................................................................................           3
ORGANIZATIONAL DOCUMENTS.........................................................................................           5
PARENT...........................................................................................................           1
PARENT CREDIT AGREEMENT..........................................................................................          37
PARENT GROUP.....................................................................................................          30
PBGC.............................................................................................................          14
PBO..............................................................................................................          24
PERMITTED ENCUMBRANCES...........................................................................................          10
PERSON...........................................................................................................          53
POLICIES.........................................................................................................          16
POST EXECUTION UPDATE............................................................................................          29
PROPERTY RESTRICTIONS............................................................................................           9
PURCHASE PRICE...................................................................................................           2
QUALIFIED BENEFICIARY............................................................................................          26
QUALIFYING EVENT.................................................................................................          26
REAL PROPERTY....................................................................................................           9
RETAINED ENTITIES................................................................................................          53
RETIREE PLAN PARTICIPANTS........................................................................................          28
REVIEW PERIOD....................................................................................................           3
RIGHTS-OF-WAY....................................................................................................           9
SEC..............................................................................................................          54
SEC REPORTS......................................................................................................           7
SECTION 338(h)(10) ELECTION......................................................................................          31
SECURITIES ACT...................................................................................................   7, 20, 37

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

SELLER...........................................................................................................           1
SELLER INDEMNIFIED PARTIES.......................................................................................          44
SELLER SAVINGS PLAN..............................................................................................          26
SELLER TAX INDEMNITEES...........................................................................................          33
SELLER'S 125 PLAN................................................................................................          27
SELLER'S BONDS...................................................................................................          33
SELLER'S MARKS...................................................................................................          10
SHARES...........................................................................................................           1
SOFTWARE.........................................................................................................          54
SPECIFIED POLICIES...............................................................................................          54
STOCK TRANSFER...................................................................................................           1
STRADDLE PERIOD..................................................................................................          30
TAX..............................................................................................................           7
TAX CLAIM........................................................................................................          32
TAX RETURNS......................................................................................................           7
TAXES............................................................................................................           7
TGT SUB..........................................................................................................          53
THIRD PARTY CLAIM................................................................................................          45
TRANSACTION DOCUMENTS............................................................................................          54
TRANSFER TAXES...................................................................................................          31
TRANSFERRED EMPLOYEES............................................................................................          24
TRANSITION SERVICES AGREEMENT....................................................................................          35
WORKING CAPITAL..................................................................................................           2

                                      iii